Monthly Certificateholder Statement
                         FASCO Auto Grantor Trust 1996-1
                         6.65% Asset-Backed Certificates
                                   Revision #1

Distribution Date                                                 7/15/98
Collection Period                                                 6/98

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,042,936.23

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $203,202.71

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,839,733.52

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $24.19

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $2.41

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $21.78

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $112,910.61

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $16,082.53

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $96,828.08

           (j)      Scheduled Payments due in such Collection Period                                   $1,593,184.84

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,665,293.79

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $38,598,061.25

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $36,661,499.63

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9498275

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                      $80,370.34

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $2,573.20

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $0.95

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.03

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  1
                           Aggregate Purchase Amount                                                       $4,250.64

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $19,477.96

           (b)      Distributions (to) from Collection Account                                             $2,930.05
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                      $95.54

           (d)      Ending Payahead Account Balance                                                       $22,503.55

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $34,828,424.67
                           Spread Account Balance                                                      $5,974,585.55

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $168,050.31

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $10,158.29

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $371,542.46

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                101
                           Aggregate Gross Amount                                                        $966,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                113
                           Aggregate Gross Amount                                                      $1,178,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          5.17%

           (b)      Average Delinquency Ratio                                                                  5.46%

           (c)      Cumulative Default Ratio                                                                  16.60%

           (d)      Cumulative Net Loss Ratio                                                                 11.74%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                        Yes
FASCO Auto Grantor Trust 1996-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,423,250.13
     Lock Box NSF Items:                                                                                  (38,463.46)
     Transfers from (to) Payahead Account:                                                                 (2,930.05)
     Collection Account Interest                                                                            9,096.64
     Payahead Account Interest                                                                                 95.54
     Total Collection Proceeds:                                                                         2,391,048.80
     For Distribution Date:                                                                                  7/15/98
     For Determination Date:                                                                                  7/8/98
     For Collection Period:                                                                                     6/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 38,598,061.25
                                  Principal portion of payments collected (non-prepayments)                              932,925.51
                                  Prepayments in full allocable to principal                                             476,207.00
                           Collections allocable to principal                                           1,409,132.51
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    151,635.99
                           Purchase Amounts allocable to principal                                          4,250.64
                                                                                                  -------------------
                    Total Principal                                                                     1,565,019.14

                    Realized Losses                                                                       371,542.46
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    36,661,499.65

           Interest
                           Collections allocable to interest                                              732,368.28
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       93,661.38
                                                                                                  -------------------
                    Total Interest                                                                        826,029.66

     Certificate Information
           Beginning of Period Class A Principal Balance                                               36,668,158.19
           Beginning of Period Class B Principal Balance                                                1,929,903.04

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   5,806,535.24
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           16,040.24
           Aggregate Payahead Balance                                                                      22,408.01
           Aggregate Payahead Balance for preceding Distribution Date                                      19,477.96
           Interest Earned on Payahead Balances                                                                95.54
           Scheduled Payments due in Collection Period                                                  1,593,184.84
           Scheduled Payments collected in Collection Period                                            1,665,293.79
           Aggregate Amount of Realized Losses for preceding Distribution Date                            371,542.46

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   249.10
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                        Amount
                                                                                                   # of Receivables of Receivables

           31 - 59 days delinquent                                                                            101        966,000.00
           60+ days delinquent                                                                                113      1,178,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                   # of Receivables  of Receivables

                                                                                                                1          4,250.64

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          2,144,000.00
           PrincipalBalance   of   all   Receivables   that   became   Purchased
                    Receivables as of the close of business on the last
                    day  of  the  related   Collection   Period  and  that  were
                    delinquent 30 days or more.                                                             4,250.64
           PrincipalBalance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     399,034.59

           Delinquency Ratio for second preceding Determination Date                                           5.26%
           Delinquency Ratio for third preceding Determination Date                                            5.96%

           Cumulative Defaults for preceding Determination Date                                        14,357,105.48

           Cumulative Net Losses for preceding Determination Date                                      10,157,014.83

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,141,500.79
                           Liquidation Proceeds                                                           151,635.99
                           Recoveries                                                                      93,661.38
                           Purchase Amounts                                                                 4,250.64
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,391,048.80

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      932,925.51
                           Prepayments in full allocable to principal                                     476,207.00
                           Principal Balance of Liquidated Receivables                                    523,178.45
                           Purchase Amounts allocable to principal                                          4,250.64
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,936,561.60

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,936,561.60
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,839,733.52
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,839,733.52

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          36,668,158.19
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 203,202.71

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,936,561.60
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 96,828.08

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           1,929,903.04
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         16,082.53

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,391,048.80
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,042,936.23
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                16,082.53
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 96,828.08
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     731.58
                    Standby Servicer distributions                                                          2,573.20
                    Servicer distributions                                                                 80,370.34
                    Collateral Agent distributions                                                            482.48
                    Reimbursement Obligations                                                              10,158.29
                                                                                                  -------------------
                                                                                                          140,886.07

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                 Use         Source      act distributed     Source
                                                                                 ---         ------      ---------------     ------

(i)      Standby Fee                                                            2,573.20   2,391,048.80      2,573.20  2,391,048.80
         Servicing Fee (2.0%)                                                  64,330.10   2,388,475.60     64,330.10          0.00
         Additional Servicing Fee Amounts                                      16,040.24   2,324,145.50     16,040.24          0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                           0.00   2,308,105.26          0.00
         Unpaid Servicing Fee from prior Collection Periods                         0.00   2,308,105.26          0.00
(ii)     Transition Expenses to Standby Servicer                                    0.00   2,308,105.26          0.00
(iii)    Trustee Fee                                                              482.48   2,308,105.26        482.48
         Trustee's out-of-pocket expenses                                         249.10   2,307,622.78        249.10
         Unpaid Trustee Fee from prior Collection Periods                           0.00   2,307,373.68          0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection              0.00   2,307,373.68          0.00
          Periods
(iv)     Collateral Agent Fee                                                     482.48   2,307,373.68        482.48
         Collateral Agent Expenses                                                  0.00   2,306,891.20          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                 0.00   2,306,891.20          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods             0.00   2,306,891.20          0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                203,202.71   2,306,891.20    203,202.71
         Prior Month(s) Class A Carryover Shortfall                                 0.00   2,103,688.49          0.00
         Class A Interest Carryover Shortfall                                       0.00   2,103,688.49          0.00
         Interest on Interest Carryover from Prior Months                           0.00   2,103,688.49          0.00
         Current Month Class A Interest Carryover Shortfall                         0.00   2,103,688.49          0.00
         Class A Interest Distributable Amount                                203,202.71   2,103,688.49    203,202.71
(viii)(A)Class B Coupon Interest - Unadjusted                                  16,082.53   1,900,485.78     16,082.53
         Class B Interest Carryover Shortfall - Previous Month(s)                   0.00   1,884,403.25          0.00
         Interest on B Interest Shortfall - Previous Month(s)                       0.00   1,884,403.25          0.00
         Interest on Interest Carryover from Prior Months                           0.00   1,884,403.25          0.00
         Current Month Class B Interest Shortfall                                   0.00   1,884,403.25          0.00
         Adjusted Class B Interest Distributable Amount                        16,082.53   1,884,403.25     16,082.53
(v) (B)  Class A Principal Distributable Amount - Current Month             1,839,733.52   1,868,320.72  1,839,733.52    551,315.28
         Class A Principal Carryover Shortfall - Previous Month(s)                  0.00      28,587.20          0.00
         Current Month Class A Principal Shortfall                                  0.00      28,587.20          0.00
         Withdrawl from Spread Account to Cover Shortfall                           0.00
         Class A Principal Distribution Amount                              1,839,733.52      28,587.20     28,587.20          0.00
(vi)     Certificate Insurer Premium                                           10,158.29           0.00          0.00
         Certificate Insurer Premium Supplement                                     0.00           0.00          0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                     0.00           0.00          0.00
(vii)    Transition Expenses to successor Servicer                                  0.00           0.00          0.00
         Class B Principal Distributable Amount - Current Month                96,828.08           0.00          0.00
          Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)                  0.00           0.00          0.00
         Current Month Class B Principal Shortfall                                  0.00           0.00          0.00
         Adjusted Class B Principal Distributable Amount                       96,828.08           0.00          0.00
         Excess Interest Amount for Deposit in Spread Account                 140,886.07           0.00          0.00
                                                                                                   0.00          0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               36,668,158.19
                    Class A Principal Distributions                                                     1,839,733.52
           Class A End of Period Principal Balance                                                     34,828,424.67

           Class B Beginning of Period Principal Balance                                                1,929,903.04
                    Class B Principal Distributable Amount                                                 96,828.08
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  1,833,074.96
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   1,833,074.96

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,391,048.80
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   287,360.31
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,103,688.49

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,103,688.49
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                16,082.53
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,087,605.96

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,087,605.96
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                1,839,733.52
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency) 247,872.44

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    247,872.44
     (vi)  Certificate Insurer Premium                                                                     10,158.29
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     237,714.15

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      237,714.15
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          96,828.08
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                140,886.07
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                              140,886.07
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              2,144,000.00
                                  Purchased receivables more than 30 days delinquent                        4,250.64
                                                                                                  -------------------
                                  Total                                                                 2,148,250.64

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   41,517,587.47
                    Delinquency Ratio                                                                          5.17%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                5.17%
                           Delinquency Ratio for second preceding Determination Date                           5.26%
                           Delinquency Ratio for third preceding Determination Date                            5.96%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  5.46%          5.46%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                14,357,105.48
                                  Current Period Defaulted Receivables                                    399,034.59
                                                                                                  -------------------
                                  Total                                                                14,756,140.07

                                  Cumulative Defaulted Receivables                                     14,756,140.07
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Default Ratio                                                                  16.60%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         523,178.45

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (245,297.37)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  277,881.08
                                  Cumulative Previous Net Losses                                       10,157,014.83
                                                                                                  -------------------
                                  Cumulative Net Losses                                                10,434,895.91
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Net Loss Ratio                                                                 11.74%

Additional Pool Information:
           Weighted Average Original Term                                                                      54.67
           Weighted Average Remaining Term                                                                     31.36
           Weighted Average Annual Percentage Rate                                                            20.34%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      3,666,149.96
                           15% of Outstanding Certificate Balance                                                      5,499,224.94
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                           Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                           Y

                    Cap Amount                                                                         34,828,424.67

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,667,022.51
                           Outstanding Certificate Balance                                                            36,661,499.63
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        2,667,022.51

           Required Spread Account Amount                                                              34,828,424.67
           Beginning of Period Spread Account Balance                                                   5,806,535.24
           Spread Account Deposit (Withdrawal) from Current Distributions                                 140,886.07
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                              28,881,003.36
           Earnings on Spread Account Balance                                                              27,164.24
           Amount of Spread Account deposit (withdrawal)                                                        0.00           0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                5,974,585.55


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------






                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates
                                   Revision #1

Distribution Date                                         7/15/98
Collection Period                                         6/98

     Under the Pooling and  Servicing  Agreement  dated as of September 19, 1996
(the  "Agreement")  by and  among  CPS  Receivables  Corp.,  Consumer  Portfolio
Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as
Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,351,474.23

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $256,179.67

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,095,294.56

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $26.87

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $2.93

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $23.94

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $42,431.40

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $22,740.22

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $19,691.18

           (j)      Scheduled Payments due in such Collection Period                                   $1,820,620.57

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,773,533.43

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $48,297,816.65

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $46,182,830.88

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9562095

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                      $98,309.89

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $3,219.85

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.12

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.04

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $20,335.14

           (b)      Distributions (to) from Collection Account                                             $5,397.23
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $105.60

           (d)      Ending Payahead Account Balance                                                       $25,837.97

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $43,787,631.23
                           Spread Account Balance                                                      $4,851,928.85

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                 $22,147.19

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $12,771.39

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $522,073.18

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                140
                           Aggregate Gross Amount                                                      $1,411,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                147
                           Aggregate Gross Amount                                                      $1,783,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.03%

           (b)      Average Delinquency Ratio                                                                  6.62%

           (c)      Cumulative Default Ratio                                                                  15.32%

           (d)      Cumulative Net Loss Ratio                                                                  9.41%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                        Yes
CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,545,894.13
     Lock Box NSF Items:                                                                                  (40,403.56)
     Transfers from (to) Payahead Account:                                                                 (5,397.23)
     Collection Account Interest                                                                            9,524.24
     Payahead Account Interest                                                                                105.60
     Total Collection Proceeds:                                                                         2,509,723.18
     For Distribution Date:                                                                                  7/15/98
     For Determination Date:                                                                                  7/8/98
     For Collection Period:                                                                                     6/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 48,297,816.65
                                  Principal portion of payments collected (non-prepayments)                              995,710.55
                                  Prepayments in full allocable to principal                                             580,031.00
                           Collections allocable to principal                                           1,575,741.55
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    107,758.49
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,683,500.04

                    Realized Losses                                                                       522,073.18
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    46,092,243.43

           Interest
                           Collections allocable to interest                                              777,822.88
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       48,400.26
                                                                                                  -------------------
                    Total Interest                                                                        826,223.14

     Certificate Information
           Beginning of Period Class A Principal Balance                                               45,882,925.79
           Beginning of Period Class B Principal Balance                                                2,414,890.83

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   4,829,781.66
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,813.53
           Aggregate Payahead Balance                                                                      25,732.37
           Aggregate Payahead Balance for preceding Distribution Date                                      20,335.14
           Interest Earned on Payahead Balances                                                               105.60
           Scheduled Payments due in Collection Period                                                  1,820,620.57
           Scheduled Payments collected in Collection Period                                            1,773,533.43
           Aggregate Amount of Realized Losses for preceding Distribution Date                            522,073.18

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   308.98
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                        Amount
                                                                                                   # of Receivables  of Receivables

           31 - 59 days delinquent                                                                             140     1,411,000.00
           60+ days delinquent                                                                                 147     1,783,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                   # of Receivables  of Receivables

                                                                                                                 0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          3,194,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     683,326.83

           Delinquency Ratio for second preceding Determination Date                                           6.71%
           Delinquency Ratio for third preceding Determination Date                                            7.12%

           Cumulative Defaults for preceding Determination Date                                        13,431,820.78

           Cumulative Net Losses for preceding Determination Date                                       8,193,626.20

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,353,564.43
                           Liquidation Proceeds                                                           107,758.49
                           Recoveries                                                                      48,400.26
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,509,723.18

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      995,710.55
                           Prepayments in full allocable to principal                                     580,031.00
                           Principal Balance of Liquidated Receivables                                    629,831.67
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,205,573.22

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,205,573.22
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,095,294.56
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,095,294.56

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          45,882,925.79
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 256,179.67

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,205,573.22
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                110,278.66

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,414,890.83
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         22,740.22

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,509,723.18
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,351,474.23
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                22,740.22
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                110,278.66
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     912.70
                    Standby Servicer distributions                                                          3,219.85
                    Servicer distributions                                                                 98,309.89
                    Collateral Agent distributions                                                            603.72
                    Reimbursement Obligations                                                              12,771.39
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                 Use         Source      act distributed     Source
                                                                                 ---         ------      ---------------     ------

(i)      Standby Fee                                                            3,219.85        0.00           0.00      110,278.66
         Servicing Fee (2.0%)                                                  80,496.36        0.00           0.00            0.00
         Additional Servicing Fee Amounts                                      17,813.53        0.00           0.00            0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                           0.00        0.00           0.00
         Unpaid Servicing Fee from prior Collection Periods                         0.00        0.00           0.00
(ii)     Transition Expenses to Standby Servicer                                    0.00        0.00           0.00
(iii)    Trustee Fee                                                              603.72        0.00           0.00
         Trustee's out-of-pocket expenses                                         308.98        0.00           0.00
         Unpaid Trustee Fee from prior Collection Periods                           0.00        0.00           0.00
         Unpaid Trustee's out-of-pocket expenses from prior                         0.00        0.00           0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                     603.72        0.00           0.00
         Collateral Agent Expenses                                                  0.00        0.00           0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                 0.00        0.00           0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods             0.00        0.00           0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                256,179.67        0.00           0.00
         Prior Month(s) Class A Carryover Shortfall                                 0.00        0.00           0.00
         Class A Interest Carryover Shortfall                                       0.00        0.00           0.00
         Interest on Interest Carryover from Prior Months                           0.00        0.00           0.00
         Current Month Class A Interest Carryover Shortfall                         0.00        0.00           0.00
         Class A Interest Distributable Amount                                256,179.67        0.00           0.00
(viii)(A)Class B Coupon Interest - Unadjusted                                  22,740.22        0.00           0.00
         Class B Interest Carryover Shortfall - Previous Month(s)                   0.00        0.00           0.00      110,278.66
         Interest on B Interest Shortfall - Previous Month(s)                       0.00        0.00           0.00      110,278.66
         Interest on Interest Carryover from Prior Months                           0.00        0.00           0.00
         Current Month Class B Interest Shortfall                                   0.00        0.00           0.00
         Adjusted Class B Interest Distributable Amount                        22,740.22        0.00           0.00
(v) (B)  Class A Principal Distributable Amount - Current Month             2,095,294.56        0.00           0.00
         Class A Principal Carryover Shortfall - Previous Month(s)                  0.00        0.00           0.00
         Current Month Class A Principal Shortfall                                  0.00        0.00           0.00
         Withdrawl from Spread Account to Cover Shortfall                           0.00
         Class A Principal Distribution Amount                              2,095,294.56        0.00           0.00
(vi)     Certificate Insurer Premium                                           12,771.39        0.00           0.00
         Certificate Insurer Premium Supplement                                     0.00        0.00           0.00            0.00
         Other Reimbursement Obligations to Certificate Insurer                     0.00        0.00           0.00
(vii)    Transition Expenses to successor Servicer                                  0.00        0.00           0.00
         Class B Principal Distributable Amount - Current                     110,278.66        0.00           0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)                  0.00        0.00           0.00
         Current Month Class B Principal Shortfall                            (90,587.48)       0.00     (90,587.48)
         Adjusted Class B Principal Distributable Amount                       19,691.18   90,587.48      19,691.18
         Excess Interest Amount for Deposit in Spread Account                       0.00   70,896.30           0.00
                                                                                           70,896.30      70,896.30

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               45,882,925.79
                    Class A Principal Distributions                                                     2,095,294.56
           Class A End of Period Principal Balance                                                     43,787,631.23

           Class B Beginning of Period Principal Balance                                                2,414,890.83
                    Class B Principal Distributable Amount                                                 19,691.18
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,395,199.65
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,395,199.65

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,509,723.18
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   359,225.83
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,150,497.35

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,150,497.35
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                22,740.22
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,127,757.13

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,127,757.13
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,095,294.56
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                          32,462.57

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     32,462.57
     (vi)  Certificate Insurer Premium                                                                     12,771.39
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                      19,691.18

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                       19,691.18
     (ii) Amounts payable  pursuant to Section 4.6(c) (vi) and (x)                                        110,278.66
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                 (90,587.48)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (90,587.48)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              3,194,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 3,194,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   52,977,296.85
                    Delinquency Ratio                                                                          6.03%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.03%
                           Delinquency Ratio for second preceding Determination Date                           6.71%
                           Delinquency Ratio for third preceding Determination Date                            7.12%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.62%          6.62%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                13,431,820.78
                                  Current Period Defaulted Receivables                                    683,326.83
                                                                                                  -------------------
                                  Total                                                                14,115,147.61

                                  Cumulative Defaulted Receivables                                     14,115,147.61
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Default Ratio                                                                  15.32%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         629,831.67

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (156,158.75)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  473,672.92
                                  Cumulative Previous Net Losses                                        8,193,626.20
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 8,667,299.12
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Net Loss Ratio                                                                  9.41%

Additional Pool Information:
           Weighted Average Original Term                                                                      55.54
           Weighted Average Remaining Term                                                                     35.28
           Weighted Average Annual Percentage Rate                                                            20.34%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      4,618,283.09
                           15% of Outstanding Certificate Balance                                                      6,927,424.63
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            Y

                    Cap Amount                                                                         43,787,631.23

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,763,878.99
                           Outstanding Certificate Balance                                                            46,182,830.88
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                              43,787,631.23
           Beginning of Period Spread Account Balance                                                   4,829,781.66
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                              38,957,849.57
           Earnings on Spread Account Balance                                                              22,147.19
           Amount of Spread Account deposit (withdrawal)                                                        0.00           0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                4,851,928.85


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------



                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-3
                         6.30% Asset-Backed Certificates
                                   Revision #1

Distribution Date                                         7/15/98
Collection Period                                         6/98

     Under the Pooling and  Servicing  Agreement  dated as of December  19, 1996
(the  "Agreement")  by and  among  CPS  Receivables  Corp.,  Consumer  Portfolio
Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as
Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,680,680.96

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $281,168.40

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,399,512.56

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $30.39

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.19

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $27.20

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $72,008.71

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $23,841.77

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $48,166.94

           (j)      Scheduled Payments due in such Collection Period                                   $1,977,794.43

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,144,236.45

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $56,374,617.47

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $53,926,937.97

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9565819

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $111,116.89

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $3,758.31

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.26

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.04

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $19,838.00

           (b)      Distributions (to) from Collection Account                                             $9,251.13
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $101.10

           (d)      Ending Payahead Account Balance                                                       $29,190.23

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $51,156,374.01
                           Spread Account Balance                                                      $5,663,469.37

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                 $26,007.62

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $14,920.61

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $747,221.51

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                148
                           Aggregate Gross Amount                                                      $1,788,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                172
                           Aggregate Gross Amount                                                      $2,163,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.33%

           (b)      Average Delinquency Ratio                                                                  6.73%

           (c)      Cumulative Default Ratio                                                                  12.80%

           (d)      Cumulative Net Loss Ratio                                                                  8.62%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                        Yes
CPS Auto Grantor Trust 1996-3
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,933,114.25
     Lock Box NSF Items:                                                                                  (50,446.28)
     Transfers from (to) Payahead Account:                                                                 (9,251.13)
     Collection Account Interest                                                                           10,737.57
     Payahead Account Interest                                                                                101.10
     Total Collection Proceeds:                                                                         2,884,255.51
     For Distribution Date:                                                                                  7/15/98
     For Determination Date:                                                                                  7/8/98
     For Collection Period:                                                                                     6/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 56,374,617.47
                                  Principal portion of payments collected (non-prepayments)                            1,130,916.90
                                  Prepayments in full allocable to principal                                             590,166.00
                           Collections allocable to principal                                           1,721,082.90
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                     57,498.28
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,778,581.18

                    Realized Losses                                                                       747,221.51
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    53,848,814.78

           Interest
                           Collections allocable to interest                                            1,013,319.55
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       92,354.78
                                                                                                  -------------------
                    Total Interest                                                                      1,105,674.33

     Certificate Information
           Beginning of Period Class A Principal Balance                                               53,555,886.57
           Beginning of Period Class B Principal Balance                                                2,818,730.89

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   5,637,461.75
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,159.19
           Aggregate Payahead Balance                                                                      29,089.13
           Aggregate Payahead Balance for preceding Distribution Date                                      19,838.00
           Interest Earned on Payahead Balances                                                               101.10
           Scheduled Payments due in Collection Period                                                  1,977,794.43
           Scheduled Payments collected in Collection Period                                            2,144,236.45
           Aggregate Amount of Realized Losses for preceding Distribution Date                            747,221.51

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   360.68
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                        Amount
                                                                                                   # of Receivables  of Receivables

           31 - 59 days delinquent                                                                            148      1,788,000.00
           60+ days delinquent                                                                                172      2,163,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                   # of Receivables  of Receivables

                                                                                                                0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          3,951,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became Defaulted
                    Receivables during the related Collection Period.                                     762,096.20

           Delinquency Ratio for second preceding Determination Date                                           6.90%
           Delinquency Ratio for third preceding Determination Date                                            6.96%

           Cumulative Defaults for preceding Determination Date                                        11,124,301.86

           Cumulative Net Losses for preceding Determination Date                                       7,351,999.63

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,734,402.45
                           Liquidation Proceeds                                                            57,498.28
                           Recoveries                                                                      92,354.78
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,884,255.51

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,130,916.90
                           Prepayments in full allocable to principal                                     590,166.00
                           Principal Balance of Liquidated Receivables                                    804,719.79
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,525,802.69

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,525,802.69
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,399,512.56
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,399,512.56

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          53,555,886.57
                    Multiplied by Certificate Pass-Through Rate                                                6.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 281,168.40

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,525,802.69
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                126,290.13

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,818,730.89
                    Multiplied by Certificate Pass-Through Rate                                               10.15%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         23,841.77

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,884,255.51
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,680,680.96
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                23,841.77
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                126,290.13
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,065.36
                    Standby Servicer distributions                                                          3,758.31
                    Servicer distributions                                                                111,116.89
                    Collateral Agent distributions                                                            704.68
                    Reimbursement Obligations                                                              14,920.61
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                            Use         Source      act distributed     Source
                                                                            ---         ------      ---------------     ------

(i)      Standby Fee                                                     3,758.31     2,884,255.51         3,758.31   2,884,255.51
         Servicing Fee (2.0%)                                           93,957.70     2,880,497.20        93,957.70           0.00
         Additional Servicing Fee Amounts                               17,159.19     2,786,539.50        17,159.19           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                    0.00     2,769,380.31             0.00
         Unpaid Servicing Fee from prior Collection Periods                  0.00     2,769,380.31             0.00
(ii)     Transition Expenses to Standby Servicer                             0.00     2,769,380.31             0.00
(iii)    Trustee Fee                                                       704.68     2,769,380.31           704.68
         Trustee's out-of-pocket expenses                                  360.68     2,768,675.63           360.68
         Unpaid Trustee Fee from prior Collection Periods                    0.00     2,768,314.95             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                  0.00     2,768,314.95             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                              704.68     2,768,314.95           704.68
         Collateral Agent Expenses                                           0.00     2,767,610.27             0.00
         Unpaid Collateral Agent  Fee from prior Collection                  0.00     2,767,610.27             0.00
          Periods
         Unpaid Collateral Agent Expenses from prior Collection              0.00     2,767,610.27             0.00
          Periods
(v) (A)  Class A Interest Distributable Amount - Current Month         281,168.40     2,767,610.27       281,168.40
         Prior Month(s) Class A Carryover Shortfall                          0.00     2,486,441.87             0.00
         Class A Interest Carryover Shortfall                                0.00     2,486,441.87             0.00
         Interest on Interest Carryover from Prior Months                    0.00     2,486,441.87             0.00
         Current Month Class A Interest Carryover Shortfall                  0.00     2,486,441.87             0.00
         Class A Interest Distributable Amount                         281,168.40     2,486,441.87       281,168.40
(viii)(A)Class B Coupon Interest - Unadjusted                           23,841.77     2,205,273.47        23,841.77
         Class B Interest Carryover Shortfall - Previous Month(s)            0.00     2,181,431.70             0.00
         Interest on B Interest Shortfall - Previous Month(s)                0.00     2,181,431.70             0.00
         Interest on Interest Carryover from Prior Months                    0.00     2,181,431.70             0.00
         Current Month Class B Interest Shortfall                            0.00     2,181,431.70             0.00
         Adjusted Class B Interest Distributable Amount                 23,841.77     2,181,431.70        23,841.77
(v) (B)  Class A Principal Distributable Amount - Current Month      2,399,512.56     2,157,589.93     2,157,589.93     484,742.95
         Class A Principal Carryover Shortfall - Previous Month(s)           0.00             0.00             0.00
         Current Month Class A Principal Shortfall                           0.00             0.00             0.00
         Withdrawl from Spread Account to Cover Shortfall                    0.00
         Class A Principal Distribution Amount                       2,399,512.56             0.00             0.00           0.00
(vi)     Certificate Insurer Premium                                    14,920.61             0.00             0.00
         Certificate Insurer Premium Supplement                              0.00             0.00             0.00           0.00
         Other Reimbursement Obligations to Certificate Insurer              0.00             0.00             0.00
(vii)    Transition Expenses to successor Servicer                           0.00             0.00             0.00
         Class B Principal Distributable Amount - Current Month        126,290.13             0.00             0.00
          Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)           0.00             0.00             0.00
         Current Month Class B Principal Shortfall                     (78,123.20)            0.00       (78,123.20)
         Adjusted Class B Principal Distributable Amount                48,166.94        78,123.20        48,166.94
         Excess Interest Amount for Deposit in Spread Account                0.00        29,956.26             0.00
                                                                                         29,956.26        29,956.26

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               53,555,886.57
                    Class A Principal Distributions                                                     2,399,512.56
           Class A End of Period Principal Balance                                                     51,156,374.01

           Class B Beginning of Period Principal Balance                                                2,818,730.89
                    Class B Principal Distributable Amount                                                 48,166.94
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,770,563.95
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,770,563.95

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,884,255.51
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   397,813.64
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,486,441.87

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,486,441.87
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                23,841.77
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,462,600.10

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,462,600.10
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B               2,399,512.56
     (iii) Prior  month(s)  carryover shortfalls                                                               0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                   0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                      NO
           Amount Remaining for Further Distribution/(Deficiency)                                         63,087.54

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     63,087.54
     (vi)  Certificate Insurer Premium                                                                     14,920.61
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                      48,166.94

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                       48,166.94
     (ii) Amounts payable  pursuant to Section 4.6(c) (vi) and (x)                                        126,290.13
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                 (78,123.20)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (78,123.20)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              3,951,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 3,951,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   62,459,485.26
                    Delinquency Ratio                                                                          6.33%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.33%
                           Delinquency Ratio for second preceding Determination Date                           6.90%
                           Delinquency Ratio for third preceding Determination Date                            6.96%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.73%          6.73%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                11,124,301.86
                                  Current Period Defaulted Receivables                                    762,096.20
                                                                                                  -------------------
                                  Total                                                                11,886,398.06

                                  Cumulative Defaulted Receivables                                     11,886,398.06
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Default Ratio                                                                  12.80%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         804,719.79

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (149,853.06)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  654,866.73
                                  Cumulative Previous Net Losses                                        7,351,999.63
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 8,006,866.36
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Net Loss Ratio                                                                  8.62%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.03
           Weighted Average Remaining Term                                                                     38.43
           Weighted Average Annual Percentage Rate                                                            20.39%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      5,392,693.80
                           15% of Outstanding Certificate Balance                                                      8,089,040.70
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            Y

                    Cap Amount                                                                         51,156,374.01

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,785,734.33
                           Outstanding Certificate Balance                                                            53,926,937.97
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        2,785,734.33

           Required Spread Account Amount                                                              51,156,374.01
           Beginning of Period Spread Account Balance                                                   5,637,461.75
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                              45,518,912.26
           Earnings on Spread Account Balance                                                              26,007.62
           Amount of Spread Account deposit (withdrawal)                                                        0.00           0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                5,663,469.37


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------


                                           Current month excess servicing fee                           #REF!



                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-1
                         6.55% Asset-Backed Certificates
                                   Revision #1

Distribution Date                                                7/15/98
Collection Period                                                6/98

     Under the Pooling and Servicing  Agreement  dated as of March 17, 1997 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $3,194,103.45

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $356,498.63

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,837,604.82

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $32.86

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.67

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $29.19

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $57,922.03

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $33,401.16

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $24,520.87

           (j)      Scheduled Payments due in such Collection Period                                   $2,296,176.46

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,543,584.22

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $68,750,238.33

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $65,888,112.64

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9583692

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $132,576.80

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,583.35

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.36

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  2
                           Aggregate Purchase Amount                                                      $26,396.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $27,558.08

           (b)      Distributions (to) from Collection Account                                             $7,253.00
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $329.28

           (d)      Ending Payahead Account Balance                                                       $35,140.36

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $62,475,121.59
                           Spread Account Balance                                                      $6,913,966.53

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                 $31,716.18

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $18,221.91

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $834,762.15

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                192
                           Aggregate Gross Amount                                                      $2,414,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                201
                           Aggregate Gross Amount                                                      $2,474,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.44%

           (b)      Average Delinquency Ratio                                                                  6.86%

           (c)      Cumulative Default Ratio                                                                  12.22%

           (d)      Cumulative Net Loss Ratio                                                                  7.64%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                        Yes
CPS Auto Grantor Trust 1997-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,447,083.03
     Lock Box NSF Items:                                                                                  (43,152.62)
     Transfers from (to) Payahead Account:                                                                 (7,253.00)
     Collection Account Interest                                                                           12,559.96
     Payahead Account Interest                                                                                329.28
     Total Collection Proceeds:                                                                         3,409,566.65
     For Distribution Date:                                                                                  7/15/98
     For Determination Date:                                                                                  7/8/98
     For Collection Period:                                                                                     6/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 68,750,238.33
                                  Principal portion of payments collected (non-prepayments)                            1,367,809.11
                                  Prepayments in full allocable to principal                                             652,327.00
                           Collections allocable to principal                                           2,020,136.11
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    105,658.18
                           Purchase Amounts allocable to principal                                         26,396.00
                                                                                                  -------------------
                    Total Principal                                                                     2,152,190.29

                    Realized Losses                                                                       834,762.15
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    65,763,285.89

           Interest
                           Collections allocable to interest                                            1,175,775.11
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       81,601.25
                                                                                                  -------------------
                    Total Interest                                                                      1,257,376.36

     Certificate Information
           Beginning of Period Class A Principal Balance                                               65,312,726.41
           Beginning of Period Class B Principal Balance                                                3,437,511.92

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,882,250.35
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,993.07
           Aggregate Payahead Balance                                                                      34,811.08
           Aggregate Payahead Balance for preceding Distribution Date                                      27,558.08
           Interest Earned on Payahead Balances                                                               329.28
           Scheduled Payments due in Collection Period                                                  2,296,176.46
           Scheduled Payments collected in Collection Period                                            2,543,584.22
           Aggregate Amount of Realized Losses for preceding Distribution Date                            834,762.15

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   440.35
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                        Amount
                                                                                                   # of Receivables of Receivables

           31 - 59 days delinquent                                                                             192     2,414,000.00
           60+ days delinquent                                                                                 201     2,474,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                   # of Receivables  of Receivables

                                                                                                                 2        26,396.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          4,888,000.00
           PrincipalBalance   of   all   Receivables   that   became   Purchased
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were
                    delinquent 30 days or more.                                                            26,396.00
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     789,567.07

           Delinquency Ratio for second preceding Determination Date                                           6.97%
           Delinquency Ratio for third preceding Determination Date                                            7.18%

           Cumulative Defaults for preceding Determination Date                                        11,719,512.45

           Cumulative Net Losses for preceding Determination Date                                       7,063,296.24

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,195,911.22
                           Liquidation Proceeds                                                           105,658.18
                           Recoveries                                                                      81,601.25
                           Purchase Amounts                                                                26,396.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,409,566.65

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,367,809.11
                           Prepayments in full allocable to principal                                     652,327.00
                           Principal Balance of Liquidated Receivables                                    940,420.33
                           Purchase Amounts allocable to principal                                         26,396.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,986,952.44

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,986,952.44
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,837,604.82
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,837,604.82

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          65,312,726.41
                    Multiplied by Certificate Pass-Through Rate                                                6.55%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 356,498.63

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,986,952.44
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                149,347.62

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,437,511.92
                    Multiplied by Certificate Pass-Through Rate                                               11.66%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         33,401.16

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,409,566.65
                    minus
                    Class A Principal and Interest Distributable Amount                                 3,194,103.45
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                33,401.16
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                149,347.62
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,299.73
                    Standby Servicer distributions                                                          4,583.35
                    Servicer distributions                                                                132,576.80
                    Collateral Agent distributions                                                            859.38
                    Reimbursement Obligations                                                              18,221.91
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                 Use         Source      act distributed     Source
                                                                                 ---         ------      ---------------     ------

(i)      Standby Fee                                                            4,583.35    3,409,566.65      4,583.35
         Servicing Fee (2.0%)                                                 114,583.73    3,404,983.30    114,583.73         0.00
         Additional Servicing Fee Amounts                                      17,993.07    3,290,399.57     17,993.07         0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                           0.00    3,272,406.50          0.00
         Unpaid Servicing Fee from prior Collection Periods                         0.00    3,272,406.50          0.00
(ii)     Transition Expenses to Standby Servicer                                    0.00    3,272,406.50          0.00
(iii)    Trustee Fee                                                              859.38    3,272,406.50        859.38
         Trustee's out-of-pocket expenses                                         440.35    3,271,547.12        440.35
         Unpaid Trustee Fee from prior Collection Periods                           0.00    3,271,106.77          0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection              0.00    3,271,106.77          0.00
          Periods
(iv)     Collateral Agent Fee                                                     859.38    3,271,106.77        859.38
         Collateral Agent Expenses                                                  0.00    3,270,247.39          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                 0.00    3,270,247.39          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods             0.00    3,270,247.39          0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                356,498.63    3,270,247.39    356,498.63
         Prior Month(s) Class A Carryover Shortfall                                 0.00    2,913,748.76          0.00
         Class A Interest Carryover Shortfall                                       0.00    2,913,748.76          0.00
         Interest on Interest Carryover from Prior Months                           0.00    2,913,748.76          0.00
         Current Month Class A Interest Carryover Shortfall                         0.00    2,913,748.76          0.00
         Class A Interest Distributable Amount                                356,498.63    2,913,748.76    356,498.63
(viii)(A)Class B Coupon Interest - Unadjusted                                  33,401.16    2,557,250.13     33,401.16
         Class B Interest Carryover Shortfall - Previous Month(s)                   0.00    2,523,848.97          0.00
         Interest on B Interest Shortfall - Previous Month(s)                       0.00    2,523,848.97          0.00
         Interest on Interest Carryover from Prior Months                           0.00    2,523,848.97          0.00
         Current Month Class B Interest Shortfall                                   0.00    2,523,848.97          0.00
         Adjusted Class B Interest Distributable Amount                        33,401.16    2,523,848.97     33,401.16
(v) (B)  Class A Principal Distributable Amount - Current Month             2,837,604.82    2,490,447.81  2,490,447.81   571,961.83
         Class A Principal Carryover Shortfall - Previous Month(s)                  0.00            0.00          0.00
         Current Month Class A Principal Shortfall                                  0.00            0.00          0.00
         Withdrawl from Spread Account to Cover Shortfall                           0.00
         Class A Principal Distribution Amount                              2,837,604.82            0.00          0.00         0.00
(vi)     Certificate Insurer Premium                                           18,221.91            0.00          0.00
         Certificate Insurer Premium Supplement                                     0.00            0.00          0.00         0.00
         Other Reimbursement Obligations to Certificate Insurer                     0.00            0.00          0.00
(vii)    Transition Expenses to successor Servicer                                  0.00            0.00          0.00
         Class B Principal Distributable Amount - Current Month               149,347.62            0.00          0.00
          Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)                  0.00            0.00          0.00
         Current Month Class B Principal Shortfall                           (124,826.75)           0.00   (124,826.75)
         Adjusted Class B Principal Distributable Amount                       24,520.87      124,826.75     24,520.87
         Excess Interest Amount for Deposit in Spread Account                       0.00      100,305.88          0.00
                                                                                              100,305.88    100,305.88

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               65,312,726.41
                    Class A Principal Distributions                                                     2,837,604.82
           Class A End of Period Principal Balance                                                     62,475,121.59

           Class B Beginning of Period Principal Balance                                                3,437,511.92
                    Class B Principal Distributable Amount                                                 24,520.87
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,412,991.05
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,412,991.05

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,409,566.65
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   495,817.89
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,913,748.76

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,913,748.76
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                33,401.16
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,880,347.60

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,880,347.60
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,837,604.82
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                          42,742.78

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     42,742.78
     (vi)  Certificate Insurer Premium                                                                     18,221.91
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                      24,520.87

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                       24,520.87
     (ii) Amounts payable  pursuant to Section 4.6(c) (vi) and (x)                                        149,347.62
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (124,826.75)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (124,826.75)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              4,888,000.00
                                  Purchased receivables more than 30 days delinquent                       26,396.00
                                                                                                  -------------------
                                  Total                                                                 4,914,396.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   76,264,805.80
                    Delinquency Ratio                                                                          6.44%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.44%
                           Delinquency Ratio for second preceding Determination Date                           6.97%
                           Delinquency Ratio for third preceding Determination Date                            7.18%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.86%          6.86%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                11,719,512.45
                                  Current Period Defaulted Receivables                                    789,567.07
                                                                                                  -------------------
                                  Total                                                                12,509,079.52

                                  Cumulative Defaulted Receivables                                     12,509,079.52
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Default Ratio                                                                  12.22%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         940,420.33

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (187,259.43)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  753,160.90
                                  Cumulative Previous Net Losses                                        7,063,296.24
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 7,816,457.14
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Net Loss Ratio                                                                  7.64%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     41.28
           Weighted Average Annual Percentage Rate                                                            20.36%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      6,588,811.26
                           15% of Outstanding Certificate Balance                                                      9,883,216.90
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            Y

                    Cap Amount                                                                         62,475,121.59

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       3,069,810.29
                           Outstanding Certificate Balance                                                            65,888,112.64
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        3,069,810.29

           Required Spread Account Amount                                                              62,475,121.59
           Beginning of Period Spread Account Balance                                                   6,882,250.35
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                              55,592,871.24
           Earnings on Spread Account Balance                                                              31,716.18
           Amount of Spread Account deposit (withdrawal)                                                        0.00           0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                6,913,966.53


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------






                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-2
                         6.65% Asset-Backed Certificates
                                   Revision #1

Distribution Date                                             7/15/98
Collection Period                                             6/98

     Under the Pooling  and  Servicing  Agreement  dated as of May 30, 1997 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $4,138,260.71

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $465,050.69

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $3,673,210.02

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $36.49

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.10

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $32.39

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $44,021.33

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $44,021.33

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                        $0.00

           (j)      Scheduled Payments due in such Collection Period                                   $2,805,654.16

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,805,057.61

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $88,335,707.29

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $84,863,334.45

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9606912

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $170,373.75

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,889.05

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.50

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  3
                           Aggregate Purchase Amount                                                      $35,502.72

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $26,325.29

           (b)      Distributions (to) from Collection Account                                             $9,471.55
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $139.38

           (d)      Ending Payahead Account Balance                                                       $35,936.22

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $25,459,000.34
                           Spread Account Balance                                                      $7,762,844.54

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($205,444.46)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $23,405.00

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                  $1,318,355.59

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                222
                           Aggregate Gross Amount                                                      $2,661,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                206
                           Aggregate Gross Amount                                                      $2,792,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          5.65%

           (b)      Average Delinquency Ratio                                                                  6.22%

           (c)      Cumulative Default Ratio                                                                   9.32%

           (d)      Cumulative Net Loss Ratio                                                                  6.28%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                        Yes
CPS Auto Grantor Trust 1997-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         4,210,074.35
     Lock Box NSF Items:                                                                                  (73,485.30)
     Transfers from (to) Payahead Account:                                                                 (9,471.55)
     Collection Account Interest                                                                           15,042.82
     Payahead Account Interest                                                                                139.38
     Total Collection Proceeds:                                                                         4,142,299.70
     For Distribution Date:                                                                                  7/15/98
     For Determination Date:                                                                                  7/8/98
     For Collection Period:                                                                                     6/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 88,335,707.29
                                  Principal portion of payments collected (non-prepayments)                            1,286,575.16
                                  Prepayments in full allocable to principal                                             796,834.00
                           Collections allocable to principal                                           2,083,409.16
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    429,269.39
                           Purchase Amounts allocable to principal                                         35,502.72
                                                                                                  -------------------
                    Total Principal                                                                     2,548,181.27

                    Realized Losses                                                                     1,318,355.59
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    84,469,170.43

           Interest
                           Collections allocable to interest                                            1,518,482.45
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       75,635.98
                                                                                                  -------------------
                    Total Interest                                                                      1,594,118.43

     Certificate Information
           Beginning of Period Class A Principal Balance                                               83,918,921.94
           Beginning of Period Class B Principal Balance                                                4,617,622.53

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,968,289.00
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           23,147.57
           Aggregate Payahead Balance                                                                      35,796.84
           Aggregate Payahead Balance for preceding Distribution Date                                      26,325.29
           Interest Earned on Payahead Balances                                                               139.38
           Scheduled Payments due in Collection Period                                                  2,805,654.16
           Scheduled Payments collected in Collection Period                                            2,805,057.61
           Aggregate Amount of Realized Losses for preceding Distribution Date                          1,318,355.59

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   509.87
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                        Amount
                                                                                                   # of Receivables of Receivables

           31 - 59 days delinquent                                                                             222     2,661,000.00
           60+ days delinquent                                                                                 206     2,792,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                   # of Receivables  of Receivables

                                                                                                                 3        35,502.72

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          5,453,000.00
           PrincipalBalance   of   all   Receivables   that   became   Purchased
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were
                    delinquent 30 days or more.                                                            35,502.72
           PrincipalBalance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     986,409.53

           Delinquency Ratio for second preceding Determination Date                                           6.44%
           Delinquency Ratio for third preceding Determination Date                                            6.58%

           Cumulative Defaults for preceding Determination Date                                        10,143,276.35

           Cumulative Net Losses for preceding Determination Date                                       6,255,445.96

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,601,891.61
                           Liquidation Proceeds                                                           429,269.39
                           Recoveries                                                                      75,635.98
                           Purchase Amounts                                                                35,502.72
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    4,142,299.70

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,286,575.16
                           Prepayments in full allocable to principal                                     796,834.00
                           Principal Balance of Liquidated Receivables                                  1,747,624.98
                           Purchase Amounts allocable to principal                                         35,502.72
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      3,866,536.86

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      3,866,536.86
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        3,673,210.02
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              3,673,210.02

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          83,918,921.94
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 465,050.69

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      3,866,536.86
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                193,326.84

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,617,622.53
                    Multiplied by Certificate Pass-Through Rate                                               11.44%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         44,021.33

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           4,142,299.70
                    minus
                    Class A Principal and Interest Distributable Amount                                 4,138,260.71
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                44,021.33
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                193,326.84
                    Class B Principal Carryover Shortfall                                                 200,837.18
                    Trustee distributions                                                                   1,614.07
                    Standby Servicer distributions                                                          5,889.05
                    Servicer distributions                                                                170,373.75
                    Collateral Agent distributions                                                          1,106.71
                    Reimbursement Obligations                                                              23,405.00
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                200,837.18
                                                                                                  -------------------
                                                                                                          200,837.18

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                 Use         Source      act distributed     Source
                                                                                 ---         ------      ---------------     ------

(i)      Standby Fee                                                             5,889.05   4,142,299.70      5,889.05
         Servicing Fee (2.0%)                                                  147,226.18   4,136,410.65    147,226.18         0.00
         Additional Servicing Fee Amounts                                       23,147.57   3,989,184.47     23,147.57         0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                            0.00   3,966,036.90          0.00
         Unpaid Servicing Fee from prior Collection Periods                          0.00   3,966,036.90          0.00
(ii)     Transition Expenses to Standby Servicer                                     0.00   3,966,036.90          0.00
(iii)    Trustee Fee                                                             1,104.20   3,966,036.90      1,104.20
         Trustee's out-of-pocket expenses                                          509.87   3,964,932.70        509.87
         Unpaid Trustee Fee from prior Collection Periods                            0.00   3,964,422.83          0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection               0.00   3,964,422.83          0.00
          Periods
(iv)     Collateral Agent Fee                                                    1,106.71   3,964,422.83      1,106.71
         Collateral Agent Expenses                                                   0.00   3,963,316.12          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                  0.00   3,963,316.12          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods              0.00   3,963,316.12          0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                 465,050.69   3,963,316.12    465,050.69
         Prior Month(s) Class A Carryover Shortfall                                  0.00   3,498,265.43          0.00
         Class A Interest Carryover Shortfall                                        0.00   3,498,265.43          0.00
         Interest on Interest Carryover from Prior Months                            0.00   3,498,265.43          0.00
         Current Month Class A Interest Carryover Shortfall                          0.00   3,498,265.43          0.00
         Class A Interest Distributable Amount                                 465,050.69   3,498,265.43    465,050.69
(viii)(A)Class B Coupon Interest - Unadjusted                                   44,021.33   3,033,214.74     44,021.33
         Class B Interest Carryover Shortfall - Previous Month(s)                    0.00   2,989,193.41          0.00
         Interest on B Interest Shortfall - Previous Month(s)                        0.00   2,989,193.41          0.00
         Interest on Interest Carryover from Prior Months                            0.00   2,989,193.41          0.00
         Current Month Class B Interest Shortfall                                    0.00   2,989,193.41          0.00
         Adjusted Class B Interest Distributable Amount                         44,021.33   2,989,193.41     44,021.33
(v) (B)  Class A Principal Distributable Amount - Current Month              3,673,210.02   2,945,172.08  2,945,172.08   469,089.68
         Class A Principal Carryover Shortfall - Previous Month(s)                   0.00           0.00          0.00
         Current Month Class A Principal Shortfall                            (218,965.92)          0.00   (218,965.92)
         Withdrawl from Spread Account to Cover Shortfall                      218,965.92
         Class A Principal Distribution Amount                               3,673,210.02     218,965.92    218,965.92         0.00
(vi)     Certificate Insurer Premium                                            23,405.00           0.00          0.00
         Certificate Insurer Premium Supplement                                      0.00           0.00          0.00         0.00
         Other Reimbursement Obligations to Certificate Insurer                      0.00           0.00          0.00
(vii)    Transition Expenses to successor Servicer                                   0.00           0.00          0.00
         Class B Principal Distributable Amount - Current Month                193,326.84           0.00          0.00
          Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)             200,837.18           0.00          0.00
         Current Month Class B Principal Shortfall                            (394,164.02)          0.00   (394,164.02)
         Adjusted Class B Principal Distributable Amount                             0.00     394,164.02          0.00
         Excess Interest (Shortage) Amount for Deposit to (withdrawl from)    (242,370.92)    394,164.02   (242,370.92)
          Spread Account                                                                                 636,534.94      636,534.94

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               83,918,921.94
                    Class A Principal Distributions                                                     3,673,210.02
           Class A End of Period Principal Balance                                                     80,245,711.92

           Class B Beginning of Period Principal Balance                                                4,617,622.53
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,617,622.53
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,617,622.53

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          4,142,299.70
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   644,034.27
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,498,265.43

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    3,498,265.43
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                44,021.33
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,454,244.10

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   3,454,244.10
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                3,673,210.02
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover Shortfall                                               218,965.92
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     23,405.00
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (23,405.00)
           Withdrawl from Spread Account to Cover Deficiency                                               23,405.00
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                            0.00
     (ii)  Amounts  payable  pursuant  to Section  4.6(c)  (vi) and (x)                                   193,326.84
     (iii) Prior month(s) carryover shortfalls                                                            200,837.18
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (394,164.02)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (394,164.02)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,453,000.00
                                  Purchased receivables more than 30 days delinquent                       35,502.72
                                                                                                  -------------------
                                  Total                                                                 5,488,502.72

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   97,149,214.01
                    Delinquency Ratio                                                                          5.65%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                5.65%
                           Delinquency Ratio for second preceding Determination Date                           6.44%
                           Delinquency Ratio for third preceding Determination Date                            6.58%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.22%          6.22%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                10,143,276.35
                                  Current Period Defaulted Receivables                                    986,409.53
                                                                                                  -------------------
                                  Total                                                                11,129,685.88

                                  Cumulative Defaulted Receivables                                     11,129,685.88
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Default Ratio                                                                   9.32%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,747,624.98

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (504,905.37)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                1,242,719.61
                                  Cumulative Previous Net Losses                                        6,255,445.96
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 7,498,165.57
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Net Loss Ratio                                                                  6.28%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     43.72
           Weighted Average Annual Percentage Rate                                                            20.50%
     Spread Account
           Spread Account Cap
                           9% of Outstanding Certificate Balance                                                       7,637,700.10
                           15% of Outstanding Certificate Balance                                                     12,729,500.17
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            Y

                    Cap Amount                                                                         25,459,000.34

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       3,580,860.93
                           Outstanding Certificate Balance                                                            84,863,334.45
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        3,580,860.93

           Required Spread Account Amount                                                              25,459,000.34
           Beginning of Period Spread Account Balance                                                   7,968,289.00
           Spread Account Deposit (Withdrawal) from Current Distributions                                (242,370.92)
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                              17,733,082.25
           Earnings on Spread Account Balance                                                              36,926.46
           Amount of Spread Account deposit (withdrawal)                                                        0.00           0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                7,762,844.54


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------







                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-3
                       6.10% Asset-Backed Notes, Class A-1
                       6.38% Asset-Backed Notes, Class A-2
                       10.65% Asset-Backed Notes, Class B
                        10.65% Asset-Backed Certificates

Distribution Date                                              7/15/98
Collection Period                                              6/98

     Under  the Sale and  Servicing  Agreement  dated as of  August 1, 1997 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer,  Bankers Trust as Owner Trustee,  and Norwest Bank  Minnesota,
National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:


     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $4,356,479.77

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $230,881.04

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $4,125,598.73

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $53.90

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $2.86

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $51.04

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                  $120,698.99

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $28,329.68

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $92,369.31

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $120,698.99

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                        $28,329.68

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                    $92,369.31

          (s)      Scheduled Payments due in such Collection Period                                    $3,707,148.52

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                   $3,545,148.13

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                               $121,098,520.65

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                     $109,161,037.46

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above             $106,061,329.88

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8758268

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                       $3,099,707.59

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0255966

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $228,616.49

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $6,054.93

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.83

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.07

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                   3
                          Aggregate Purchase Amount                                                       $33,265.99

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                             ($185,585.20)

          (f)      The amount of the Certificate  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                    $0.00

          (g)      The amount of the Certificate  Principal  Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                             ($185,585.20)

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                           $116,564,895.67
                          Spread Account Balance                                                       $3,287,043.20

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $15,322.17

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $30,030.47

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,402,244.17

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 273
                          Aggregate Gross Amount                                                       $3,532,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 282
                          Aggregate Gross Amount                                                       $3,713,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                           5.47%

          (b)      Average Delinquency Ratio                                                                   5.88%

          (c)      Cumulative Default Ratio                                                                    6.99%

          (d)      Cumulative Net Loss Ratio                                                                   4.40%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS Auto Receivables Trust 1997-3
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                              YES
     Deficiency Claim Amount                                                                             (371,170.40)

Inputs
     Gross Collection Proceeds:                                                                         5,282,555.73
     Lock Box NSF Items:                                                                                 (108,556.21)
     Total Collection Proceeds:                                                                         5,173,999.52
     For Distribution Date:                                                                                  7/15/98
     For Determination Date:                                                                                  7/8/98
     For Collection Period:                                                                                     6/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                 121,098,520.65
          Beginning Principal Balance of Subsequent Receivables Transfered                                      0.00
                                                                                            -------------------------
          Aggregate Beginning Principal Balance                                                       121,098,520.65
                                 Principal portion of payments collected (non-prepayments)                             1,565,124.20
                                 Prepayments in full allocable to principal                                              973,946.00
                          Collections allocable to principal                                            2,539,070.20
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     559,044.62
                          Purchase Amounts allocable to principal                                          33,265.99
                                                                                            -------------------------
                   Total Principal                                                                      3,131,380.81

                   Realized Losses                                                                      1,402,244.17
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    116,564,895.67

          Prefunding
                   Original Amount in Prefunding Account                                               27,084,817.00
                   Subsequent Loans Sold to the Trust                                                  27,084,817.00
                   Balance of Prefunding Account                                                                0.00



          Interest
                          Collections allocable to interest                                             1,980,023.93
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        62,594.78
                                                                                            -------------------------
                   Total Interest                                                                       2,042,618.71

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                              45,419,221.02
          Beginning of Period Class A-2 Principal Balance                                              61,668,000.00
          Beginning of Period Class B Principal Balance                                                 3,192,076.90
          Beginning of Period Certificate Balance                                                       3,192,076.90

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                    3,271,721.03
          Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                            26,785.62
          Scheduled Payments due in Collection Period                                                   3,707,148.52
          Scheduled Payments collected in Collection Period                                             3,545,148.13
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,402,244.17

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                    223.41
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     Delinquency Information                                                                                       Aggregate Gross
                                                                                                                       Amount
                                                                                                # of Receivables    of Receivables

          31 - 59 days delinquent                                                                           273        3,532,000.00
          60+ days delinquent                                                                               282        3,713,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                # of Receivables     of Receivables

                                                                                                              3           33,265.99

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close of business on the last day of the
                   related Collection Period.                                                           7,245,000.00
          Principal Balance of all Receivables that became Purchased  Receivables as of  the close of business on the last day of the
                   related Collection Period and that were delinquent 30 days or
                   more.                                                                                   33,265.99
          PrincipalBalance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                1,134,952.57

          Delinquency Ratio for second preceding Determination Date                                            5.95%
          Delinquency Ratio for third preceding Determination Date                                             6.23%

          Cumulative Defaults for preceding Determination Date                                          9,346,841.84

          Cumulative Net Losses for preceding Determination Date                                        5,261,286.69

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

Calculations

     Requisite Reserve Amount
          Weighted Average of the Interest Rates and Pass-Through Rates                                      6.5082%
          minus 2.5%                                                                                           2.50%
                                                                                            -------------------------
                                                                                                             4.0082%
          divided by 360                                                                                     0.0111%
          times the prefunded amount                                                                            0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                              23.00
                                                                                            -------------------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
          Excess in Interest Reserve Account                                                                    0.00

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              4,519,094.13
                          Liquidation Proceeds                                                            559,044.62
                          Recoveries                                                                       62,594.78
                          Purchase Amounts                                                                 33,265.99
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Prefunding Account                                               0.00
                          Investment earnings from Note Distribution Account                                  431.31
                          Investment earnings from Prefunding Account                                           0.00
                          Investment earnings from Interest Reserve Account                                   292.77
                          Investment earnings from Collection Account                                      17,902.40
                                                                                            -------------------------
          Total Distribution Amount                                                                     5,192,626.00

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,565,124.20
                          Prepayments in full allocable to principal                                      973,946.00
                          Principal Balance of Liquidated Receivables                                   1,961,288.79
                          Purchase Amounts allocable to principal                                          33,265.99
                          Cram Down Losses                                                                      0.00
                                                                                            -------------------------
                   Principal Distributable Amount                                                       4,533,624.98

          Class A Target Amount
                      90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                   116,564,895.67
                                                                                            -------------------------

                                                                                                      104,908,406.10         97.97%

                                                                                                       Current Target %
          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                          95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                        91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                   54.3%
                                                                                            -------------------------
                                                                                                               91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       4,533,624.98
                   Times Class A Noteholders' Percentage                                                         91%
                                                                                            -------------------------
                                                                                                        4,125,598.73
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                            -------------------------
                   Class A Principal Distributable Amount                                               4,125,598.73

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  45,419,221.02
                   Multiplied by the Note Rate                                                                 6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                            -------------------------
                   Class A Interest Distributable Amount                                                  230,881.04

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  61,668,000.00
                   Multiplied by the Note Rate                                                                 6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                            -------------------------
                   Class A Interest Distributable Amount                                                  327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                       4,533,624.98
                   Times Class B Percentage                                                                     2.5%
                                                                                            -------------------------
                   Class B Principal Distributable Amount                                                 113,340.62

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                       4,533,624.98
                   Times Certificate Percentage                                                                 2.5%
                                                                                            -------------------------
                   Certificate Principal Distributable Amount                                             113,340.62


          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                   3,192,076.90
                   Multiplied by Note Pass-Through Rate                                                       10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                            -------------------------
                   Class B Coupon Interest Amount                                                          28,329.68

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            3,192,076.90
                   Multiplied by Pass-Through Rate                                                            10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                            -------------------------
                   Certificateholders' Interest Amount                                                     28,329.68


Carryover Shortfalls from Prior Periods
Class B and Certificates Principal Carryover Shortfall from previous period                               329,227.79
                                                                                            -------------------------
                                                                                                          329,227.79

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                            -------------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                            -------------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                            -------------------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                            -------------------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                            -------------------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                            -------------------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                            -------------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                 Use         Source      act distributed     Source
                                                                                 ---         ------      ---------------     ------

(i)      Standby Fee                                                         6,054.93     5,192,626.00       6,054.93
         Servicing Fee (2.0%)                                              201,830.87     5,186,571.07     201,830.87          0.00
         Additional Servicing Fee Amounts                                   26,785.62     4,984,740.20      26,785.62          0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                        0.00     4,957,954.58           0.00
         Unpaid Servicing Fee from prior Collection Periods                      0.00     4,957,954.58           0.00
(ii)     Transition Expenses to Standby Servicer                                 0.00     4,957,954.58           0.00
(iii)    Indenture Trustee Fee                                               1,009.15     4,957,954.58       1,009.15
         Indenture Trustee's out-of-pocket expenses                            223.41     4,956,945.43         223.41
         Unpaid Indenture Trustee Fee from prior Collection Periods              0.00     4,956,722.02           0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior                   0.00     4,956,722.02           0.00
          Collection Periods
         Owner Trustee Fee                                                       0.00     4,956,722.02           0.00
         Owner Trustee's out-of-pocket expenses                                  0.00     4,956,722.02           0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                  0.00     4,956,722.02           0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior                        0.00     4,956,722.02           0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                  945.59     4,956,722.02         945.59
         Collateral Agent Expenses                                               0.00     4,955,776.43           0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods              0.00     4,955,776.43           0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods          0.00     4,955,776.43           0.00
(v)  (A) Class A-1 Interest  Distributable  Amount - Current Month         230,881.04
         Prior  Month(s)  Class  A-1  Interest   Carryover                       0.00
         Shortfall  Class A-1 Interest  Carryover  Shortfall                     0.00
         Interest on Interest Carryover from Prior Months Current                0.00
         Month Class A-1 Interest Carryover Shortfall                            0.00
         Class A-1 Interest Distributable Amount                           230,881.04     4,955,776.43     230,881.04
     (B) Class A-2 Interest Distributable Amount - Current Month           327,868.20
         Prior Month(s) Class A-2 Interest Carryover Shortfall                   0.00
         Class A-2 Interest Carryover Shortfall                                  0.00
         Interest on Interest Carryover from Prior Months                        0.00
         Current Month Class A-2 Interest Carryover Shortfall                    0.00
         Class A-2 Interest Distributable Amount                           327,868.20     4,724,895.39     327,868.20
(vi) (A) Class B Note Interest - Unadjusted                                 28,329.68
         Class B Note Interest Carryover Shortfall - Previous Month(s)           0.00
         Interest on B Interest Shortfall - Previous Month(s)                    0.00
         Interest on B Interest Carryover from Prior Months                      0.00
         Current Month Class B Interest Shortfall                                0.00
         Adjusted Class B Note Interest Distributable Amount                28,329.68     4,397,027.19      28,329.68
     (B) Certificate Interest - Unadjusted                                  28,329.68
         Certificate Interest Carryover Shortfall - Previous Month(s)            0.00
         Interest on Certificate Interest Shortfall - Previous Month(s)          0.00
         Interest on Certificate Interest Carryover from Prior Months            0.00
         Current Month Certificate Interest Shortfall                            0.00
         Adjusted Certificate Interest Distributable Amount                 28,329.68     4,368,697.51      28,329.68
(vii)    Class A Principal Distributable Amount - Current Month          4,125,598.73
         Class A Principal Carryover Shortfall - Previous Month(s)               0.00
         Current Month Class A Principal Shortfall                               0.00
         Withdrawl from Spread Account to Cover Shortfall                        0.00
         Class A Principal Distribution Amount to Class A-1              4,125,598.73     4,340,367.83   4,125,598.73          0.00
         Class A Principal Distribution Amount to Class A-2                      0.00       214,769.10           0.00          0.00
(viii)   Note Insurer Premium                                               30,030.47       214,769.10      30,030.47
         Note Insurer Premium Supplement                                         0.00       184,738.63           0.00          0.00
         Other Reimbursement Obligations to Note Insurer                         0.00       184,738.63           0.00
(ix)     Transition Expenses to successor Servicer                               0.00       184,738.63           0.00
(x)      Class B Principal Distributable Amount - Current Month            113,340.62
          Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)         164,613.90
         Current Month Class B Principal Shortfall                        (185,585.20)
         Adjusted Class B Principal Distributable Amount                    92,369.31       184,738.63      92,369.31
         Certificate Principal Distributable Amount - Current              113,340.62
          Month Unadjusted
         Certificate Principal Carryover Shortfall - Previous Month(s)     164,613.90
         Current Month Certificate Principal Shortfall                    (185,585.20)
         Adjusted Certificate Principal Distributable Amount                92,369.31        92,369.31      92,369.31
(xi)     Until the Target Payment Date, remaining amount to                      0.00             0.00           0.00
          Class A Noteholders
         Amount to Class A-1 Noteholders                                         0.00             0.00           0.00
         Amount to Class A-2 Noteholders                                         0.00
(xii)    After an Event of Default, Certificateholders' Int. Dist.               0.00
          Amount
(xiii)   After an Event of Default, Certificateholders' Prin. Dist.              0.00
          Amount
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.          0.00
         Sread Account withdrawl for deficiencies                                0.00


     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                               45,419,221.02
                   Class A-1 Principal Distributions                                                    4,125,598.73
          Class A-1 End of Period Principal Amount (prior to turbo)                                    41,293,622.29
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                     41,293,622.29

          Class A-2 Beginning of Period Principal Amount                                               61,668,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    61,668,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     61,668,000.00

          Class B Beginning of Period Principal Amount                                                  3,192,076.90
                   Class B Principal Distributable Amount                                                  92,369.31
          Class B End of Period Principal Amount BEFORE Spread Account Distributions                    3,099,707.59
                   Allocations of Cash Releases to Cover B Shortfalls                                           0.00
          Class B End of Period Principal Amount AFTER Spread Account Distributions                     3,099,707.59

          Certificate Beginning of Period Principal Amount                                              3,192,076.90
                   Certificate Principal Distributable Amount                                              92,369.31
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                3,099,707.59
                   Allocation of Cash Releases to Cover Certificate Shortfalls                                  0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                 3,099,707.59

Class A-1 Deficiency - Interest
     (i)  Total   Distribution   Amount  Available                                                      5,192,626.00
     (ii)  Current distribution  amounts  payable  pursuant  to  Section  5.8(a)  (i) and (v)A            467,730.61
     (iii)Prior month(s) carryover  shortfalls                                                                  0.00
     (iv) Interest on Prior month(s) carryover  shortfalls                                                      0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        4,724,895.39

Class A-2 Deficiency - Interest
     (i) Amounts  available to make  payments  pursuant to Section  5.8(a) (v) B                        4,724,895.39
     (ii) Current  distribution amounts payable pursuant to Section 5.8(a) (v) B                          327,868.20
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest  on Prior  month(s)  carryover  shortfalls                                                   0.00
     (v)  Interest  on Interest of prior month(s) carryover shortfalls                                          0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                   NO
          Amount Remaining for Further Distribution/(Deficiency)                                        4,397,027.19

Class B Note Deficiency - Interest
     (i) Amounts  available to make payments  pursuant to Section  5.8(a) (vi) A                        4,397,027.19
     (ii) Current  distribution amounts payable pursuant to Section 5.8(a) (v) A                           28,329.68
     (iii)Prior month(s) carryover  shortfalls                                                                  0.00
     (iv) Interest  on Prior  month(s)  carryover  shortfalls                                                   0.00
     (v)  Interest  on Interest of prior month(s) carryover shortfalls                                          0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                   NO
          Amount Remaining for Further Distribution/(Deficiency)                                        4,368,697.51

Class B Certificate Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 5.8(a) (vi) and (x)                    4,368,697.51
     (ii) Current  distribution  amounts payable  pursuant to Section  5.8(a)  (vi)  and  (x)              28,329.68
     (iii)Prior  month(s)  carryover shortfalls                                                                 0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                   NO
          Amount Remaining for Further Distribution/(Deficiency)                                        4,340,367.83

Class A Deficiency - Principal
     (i) Amounts  available to make  payments  pursuant to Section  5.8(a) (vii)                        4,340,367.83
     (ii) Current  distribution amounts payable pursuant to Section 5.8(a) (vii)                        4,125,598.73
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawl from Spread  Account to Cover  Shortfall                                                    0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          214,769.10

Other Distributions
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (viii)                            214,769.10
     (vi) Note Insurer Premium                                                                             30,030.47
     (v)  Note Insurer Premium Supplement                                                                       0.00
          Deficiency   Amount                                                                                   0.00
          Withdrawl  from  Spread  Account  to  Cover Deficiency                                                0.00
          If (i) is less than (ii),  there is a Deficiency Claim Amount                                           NO
          Amount  Remaining  for  Further  Distribution/(Deficiency)                                      184,738.63

Class B Notes & Certificates Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 5.8(a) (vi) and (x)                      184,738.63
     (ii) Amounts payable pursuant to Section 5.8(a) (vi) and (x)                                         226,681.24
     (iii)Prior month(s) carryover shortfalls                                                             329,227.79
          If (i) is less than sum of (ii) + (iii),  there is a Deficiency  Claim Amount                          YES
          Amount  Remaining  for  Further   Distribution/  B  Notes (Deficiency)                          185,585.20)
          Amount Remaining for Further Distribution/ B Certificates  (Deficiency)                        (185,585.20)
          Withdrawl from Spread Account to B PieceCover Shortfalls                                              0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (371,170.40)
           If neg, Carryover Shortfall

Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               7,245,000.00
                                 Purchased receivables more than 30 days delinquent                        33,265.99
                                                                                            -------------------------
                                 Total                                                                  7,278,265.99

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                  133,138,606.66
                   Delinquency Ratio                                                                           5.47%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                 5.47%
                          Delinquency Ratio for second preceding Determination Date                            5.95%
                          Delinquency Ratio for third preceding Determination Date                             6.23%
                                                                                            -------------------------
                   Average Delinquency Ratio                                                                   5.88%          5.88%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  9,346,841.84
                                 Current Period Defaulted Receivables                                   1,134,952.57
                                                                                            -------------------------
                                 Total                                                                 10,481,794.41

                                 Cumulative Defaulted Receivables                                      10,481,794.41
                                 Original Pool Balance                                                150,000,000.00

                   Cumulative Default Ratio                                                                    6.99%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,961,288.79

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (621,639.40)
                                                                                            -------------------------
                                 Net Liquidation Losses                                                 1,339,649.39
                                 Cumulative Previous Net Losses                                         5,261,286.69
                                                                                            -------------------------
                                 Cumulative Net Losses                                                  6,600,936.08
                                 Original Pool Balance                                                150,000,000.00

                   Cumulative Net Loss Ratio                                                                   4.40%

Additional Pool Information:
          Weighted Average Original Term                                                                       57.00
          Weighted Average Remaining Term                                                                      46.33
          Weighted Average Annual Percentage Rate                                                             20.40%
     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                 116,564,895.67
                          minus the Securities Balance                                                109,161,037.46
                                                                                            -------------------------
                                                                                                        7,403,858.21
                          divided by the Aggregate Principal Balance                                           6.35%

          Floor OC Percent
                   Aggregate Principal Balance                                                        116,564,895.67
                   minus the Securities Balance                                                       109,161,037.46
                                                                                            -------------------------
                                                                                                        7,403,858.21
                   divided by the initial Aggregate Principal Balance                                 150,000,000.00
                                                                                            -------------------------
                                                                                                               4.94%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                     109,161,037.46
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                           122,915,183.00
                                 (II)  balance of all Subsequent Receivables                                          27,084,817.00

                                                                                                                       3,000,000.00
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent
                                 0.00% (II) initial Aggregate  Principal Balance
                                 150,000,000.00

                                                                                                                               0.00
                   Floor Amount                                                                         3,000,000.00

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      3,000,000.00
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                 2.65%
                                 if a Trigger Event, 15% minus the OC Percent                                                 8.65%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                       23.65%
                                 if an Insurance Agreement Event of Default, unlimited                                      100.00%
                                                                                                             100.00%
                                 times the Aggregate Principal Balance                                116,564,895.67
                                                                                            -------------------------
                                                                                                      116,564,895.67
                          Requisite Amount                                                            116,564,895.67

                          Does a Trigger Event exist?                                                                            N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            Y

          Required Spread Account Amount                                                              116,564,895.67
          Beginning of Period Spread Account Balance                                                    3,271,721.03
          Additional Deposit for Subsequent Receivables Transfer                                                0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                              113,293,174.64
          Earnings on Spread Account Balance                                                               15,322.17
          Amount of Spread Account deposit (withdrawal)                                                         0.00           0.00
          Amount of Withdrawl Allocated to B Notes Shortfalls                                                   0.00
          Amount of Withdrawl Allocated to B Certificates Shortfalls                                            0.00
          Net Spread Account Withdrawl to Seller                                                                0.00
          Ending Spread Account Balance                                                                 3,287,043.20


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                                          CONSUMER PORTFOLIO SERVICES, INC.

                                 By:
                                          --------------------------------------------------

                                 Name:                     James L. Stock
                                          --------------------------------------------------
                                 Title:                     Vice President
                                          --------------------------------------------------



                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-4
                       6.07% Asset-Backed Notes, Class A-1
                       6.30% Asset-Backed Notes, Class A-2
                        10.59% Asset-Backed Certificates
                                   Revision #1

Distribution Date                                                 7/15/98
Collection Period                                                 6/98

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables
Corp.,  Consumer Portfolio  Services,  Inc. as Servicer,  Bankers Trust as Owner
Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $3,120,439.51

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $179,675.86

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $2,940,763.65

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $57.51

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $3.31

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $54.20

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $201,648.87

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $40,554.67

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $161,094.20

          (p)      Scheduled Payments due in such Collection Period                                     $2,738,545.60

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $2,647,020.34

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                 $91,908,594.80

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                           $83,321,934.11

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $78,887,598.57

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.8583267

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $4,434,335.55

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0482472

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $173,501.00

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $4,595.43

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.20

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.08

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    3
                          Aggregate Purchase Amount                                                        $34,409.92

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                  ($486.22)

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                             $88,676,986.39
                          Spread Account Balance                                                        $2,800,741.50

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                   $13,770.80

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $23,008.88

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                      $944,627.30

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  172
                          Aggregate Gross Amount                                                        $2,191,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  169
                          Aggregate Gross Amount                                                        $2,332,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            4.52%

          (b)      Average Delinquency Ratio                                                                    5.31%

          (c)      Cumulative Default Ratio                                                                     4.63%

          (d)      Cumulative Net Loss Ratio                                                                    2.34%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                          Yes

CPS Auto Receivables Trust 1997-4
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          3,815,091.52
     Lock Box NSF Items:                                                                                   (60,331.02)
     Total Collection Proceeds:                                                                          3,754,760.50
     For Distribution Date:                                                                                   7/15/98
     For Determination Date:                                                                                   7/8/98
     For Collection Period:                                                                                      6/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                   91,908,594.80
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                         91,908,594.80
                                 Principal portion of payments collected (non-prepayments)                             1,200,516.54
                                 Prepayments in full allocable to principal                                              638,986.00
                          Collections allocable to principal                                             1,839,502.54
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                      413,068.65
                          Purchase Amounts allocable to principal                                           34,409.92
                                                                                               -----------------------
                   Total Principal                                                                       2,286,981.11

                   Realized Losses                                                                         944,627.30
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                      88,676,986.39


          Interest
                          Collections allocable to interest                                             $1,446,503.80
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                         21,275.59
                                                                                               -----------------------
                   Total Interest                                                                       $1,467,779.39

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               35,520,763.62
          Beginning of Period Class A-2 Principal Balance                                               46,307,598.60
          Beginning of Period Certificate Principal Balance                                              4,595,429.75 86,423,791.97

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     2,786,970.70
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            20,320.01
          Scheduled Payments due in Collection Period                                                    2,738,545.60
          Scheduled Payments collected in Collection Period                                              2,647,020.34
          Aggregate Amount of Realized Losses for preceding Distribution Date                              944,627.30

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                     178.37
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                  # of Receivables  of Receivables

          31 - 59 days delinquent                                                                             172      2,191,000.00
          60+ days delinquent                                                                                 169      2,332,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                  # of Receivables   of Receivables

                                                                                                                3         34,409.92

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close of business on the last day of the
                   related Collection Period.                                                            4,523,000.00
          Principal Balance of all Receivables that became Purchased  Receivables as of  the close of business on the last day of the
                   related Collection Period and that were delinquent 30 days or
                   more.                                                                                    34,409.92
          Principal Balance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                 1,090,538.26

          Delinquency Ratio for second preceding Determination Date                                             5.67%
          Delinquency Ratio for third preceding Determination Date                                              5.75%

          Cumulative Defaults for preceding Determination Date                                           3,810,305.78

          Cumulative Net Losses for preceding Determination Date                                         1,549,469.93

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               Y

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               3,286,006.34
                          Liquidation Proceeds                                                             413,068.65
                          Recoveries                                                                        21,275.59
                          Purchase Amounts                                                                  34,409.92
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                       13,212.56
                                                                                               -----------------------
          Total Distribution Amount                                                                      3,767,973.06

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,200,516.54
                          Prepayments in full allocable to principal                                       638,986.00
                          Principal Balance of Liquidated Receivables                                    1,357,695.95
                          Purchase Amounts allocable to principal                                           34,409.92
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        3,231,608.41

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                     88,676,986.39
                                                                                               -----------------------
                                                                                                        79,809,287.75

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 Yes
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    53.6%
                                                                                               -----------------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        3,231,608.41
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                               -----------------------
                                                                                                         2,940,763.65
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                2,940,763.65

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   35,520,763.62
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   179,675.86

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        3,231,608.41
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                  161,580.42

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             4,595,429.75
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       40,554.67

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                 Use         Source      act distributed     Source
                                                                                 ---         ------      ---------------     ------

(i)      Standby Fee                                                          4,595.43   3,767,973.06       4,595.43
         Servicing Fee (2.0%)                                               153,180.99   3,763,377.63     153,180.99          0.00
         Additional Servicing Fee Amounts                                    20,320.01   3,610,196.64      20,320.01          0.00
          (late fees, prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                         0.00   3,589,876.63           0.00
         Unpaid Servicing Fee from prior Collection Periods                       0.00   3,589,876.63           0.00
(ii)     Transition Expenses to Standby Servicer                                  0.00   3,589,876.63           0.00
(iii)    Indenture Trustee Fee                                                  765.90   3,589,876.63         765.90
         Indenture Trustee's out-of-pocket expenses                             178.37   3,589,110.73         178.37
         Unpaid Indenture Trustee Fee from prior Collection Periods               0.00   3,588,932.36           0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior                    0.00   3,588,932.36           0.00
          Collection Periods
         Owner Trustee Fee                                                        0.00   3,588,932.36           0.00
         Owner Trustee's out-of-pocket expenses                                   0.00   3,588,932.36           0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                   0.00   3,588,932.36           0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior                         0.00   3,588,932.36           0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                   720.20   3,588,932.36         720.20
         Collateral Agent Expenses                                                0.00   3,588,212.16           0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods               0.00   3,588,212.16           0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods           0.00   3,588,212.16           0.00
(v) (A)  Class A-1 Interest  Distributable  Amount - Current Month          179,675.86
         Prior  Month(s)  Class  A-1  Interest   Carryover                        0.00
         Shortfall Class A-1 Interest  Carryover  Shortfall                       0.00
         Interest on Interest Carryover from Prior Months Current                 0.00
         Month Class A-1 Interest Carryover Shortfall                             0.00
         Class A-1 Interest Distributable Amount                            179,675.86   3,588,212.16     179,675.86
     (B) Class A-2 Interest Distributable Amount - Current Month            243,114.89
         Prior Month(s) Class A-2 Interest Carryover Shortfall                    0.00
         Class A-2 Interest Carryover Shortfall                                   0.00
         Interest on Interest Carryover from Prior Months                         0.00
         Current Month Class A-2 Interest Carryover Shortfall                     0.00
         Class A-2 Interest Distributable Amount                            243,114.89   3,408,536.30     243,114.89
(vi) (A) Certificate Note Interest - Unadjusted                              40,554.67
         Certificate Note Interest Carryover Shortfall -                          0.00
          Previous Month(s)
         Interest on B Interest Shortfall - Previous Month(s)                     0.00
         Interest on B Interest Carryover from Prior Months                       0.00
         Current Month Certificate Interest Shortfall                             0.00
         Adjusted Certificate Note Interest Distributable Amount             40,554.67   3,165,421.41      40,554.67
(vii)    Class A Principal Distributable Amount - Current Month           2,940,763.65
         Class A Principal Carryover Shortfall - Previous Month(s)                0.00
         Current Month Class A Principal Shortfall                                0.00
         Withdrawal from Spread Account to Cover Shortfall                        0.00
         Class A Principal Distribution Amount to Class A-1               2,940,763.65   3,124,866.74   2,940,763.65          0.00
         Class A Principal Distribution Amount to Class A-2                       0.00     184,103.09           0.00          0.00
(viii)   Note Insurer Premium                                                23,008.88     184,103.09      23,008.88
         Note Insurer Premium Supplement                                          0.00     161,094.20           0.00          0.00
         Other Reimbursement Obligations to Note Insurer                          0.00     161,094.20           0.00
(ix)     Transition Expenses to successor Servicer                                0.00     161,094.20           0.00
(x)      Certificate Principal Distributable Amount -                       161,580.42
          Current Month Unadjusted
         Certificate Principal Carryover Shortfall - Previous Month(s)            0.00           0.00           0.00
         Current Month Certificate Principal Shortfall                         (486.22)          0.00        (486.22)
         Adjusted Certificate Principal Distributable Amount                161,094.20     161,094.20     161,094.20
(xi)     Until the Target Payment Date, remaining amount to                       0.00           0.00           0.00
          Class A Noteholders
         Amount to Class A-1 Noteholders                                          0.00           0.00           0.00
         Amount to Class A-2 Noteholders                                          0.00           0.00           0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.           0.00   3,767,794.69  Total Disbursements
         Spread Accout Withdrawl to cover deficiencies                            0.00   3,767,973.06  Total Distribution Amt
                                                                                                       ======================
                                                                                                       (178.37)Shortage (Over)
                                                                                                       ======================

     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                35,520,763.62
                   Class A-1 Principal Distributions                                                     2,940,763.65
          Class A-1 End of Period Principal Amount (prior to turbo)                                     32,579,999.97
                   Additional Principal Distribution                                                             0.00
          Class A-1 End of Period Principal Amount                                                      32,579,999.97

          Class A-2 Beginning of Period Principal Amount                                                46,307,598.60
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     46,307,598.60
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      46,307,598.60

          Certificate Beginning of Period Principal Amount                                               4,595,429.75
                   Certificate Principal Distributable Amount                                              161,094.20
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 4,434,335.55
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  4,434,335.55

Class A Deficiency - Interest
     (i)  Total   Distribution   Amount  Available                                                       3,767,973.06
     (ii)  Current distribution  amounts  payable  pursuant  to  Section  4.6(c)  (i) and (v)A             602,551.65
     (iii)Prior month(s) carryover  shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover  shortfalls                                                       0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                             0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                                NO
          Amount Remaining for Further Distribution/(Deficiency)                                         3,165,421.41

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                     3,165,421.41
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi)  and  (x)               40,554.67
     (iii)Prior  month(s)  carryover shortfalls                                                                  0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                      0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                             0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                         3,124,866.74

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    3,124,866.74
     (ii) Current  distribution  amounts payable pursuant to Section  4.6(c) (i) and (v)B                2,940,763.65
     (iii)Prior  month(s)  carryover shortfalls                                                                  0.00
          Withdrawal  from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                              NO
          Amount Remaining for Further Distribution/(Deficiency)                                           184,103.09

Other Distributions
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                      184,103.09
     (vi) Note Insurer Premium                                                                              23,008.88
     (v)  Note Insurer Premium Supplement                                                                        0.00
          Deficiency  Amount                                                                                     0.00
          Withdrawal  from  Spread  Account  to  Cover Deficiency                                                0.00
          If (i) is less than (ii),  there is a Deficiency Claim Amount                                            NO
          Amount  Remaining  for  Further  Distribution/(Deficiency)                                       161,094.20

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                       161,094.20
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          161,580.42
     (iii)Prior month(s) carryover shortfalls                                                                    0.00
          If (i) is less than sum of (ii) + (iii),  there is a Deficiency  Claim Amount                           YES
          Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency) (                    486.22)
          Withdrawal from Spread Account to B Piece Cover  Shortfalls                                            0.00
          Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                                   (486.22)

Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                4,523,000.00
                                 Purchased receivables more than 30 days delinquent                         34,409.92
                                                                                               -----------------------
                                 Total                                                                   4,557,409.92

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                    100,891,691.05
                   Delinquency Ratio                                                                            4.52%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.52%
                          Delinquency Ratio for second preceding Determination Date                             5.67%
                          Delinquency Ratio for third preceding Determination Date                              5.75%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    5.31%         5.31%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                   3,810,305.78
                                 Current Period Defaulted Receivables                                    1,090,538.26
                                                                                               -----------------------
                                 Total                                                                   4,900,844.04

                                 Cumulative Defaulted Receivables                                        4,900,844.04
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Default Ratio                                                                     4.63%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                         1,357,695.95

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                 (434,344.24)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                    923,351.71
                                 Cumulative Previous Net Losses                                          1,549,469.93
                                                                                               -----------------------
                                 Cumulative Net Losses                                                   2,472,821.64
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Net Loss Ratio                                                                    2.34%

Additional Pool Information:
          Weighted Average Original Term                                                                        56.79
          Weighted Average Remaining Term                                                                       48.43
          Weighted Average Annual Percentage Rate                                                              20.31%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                   88,676,986.39
                          minus the Securities Balance                                                  83,321,934.11
                                                                                               -----------------------
                                                                                                         5,355,052.28
                          divided by the Aggregate Principal Balance                                            6.04%

          Floor OC Percent
                   Aggregate Principal Balance                                                          88,676,986.39
                   minus the Securities Balance                                                         83,321,934.11
                                                                                               -----------------------
                                                                                                         5,355,052.28
                   divided by the initial Aggregate Principal Balance                                  105,860,630.11
                                                                                               -----------------------
                                                                                                                5.06%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                      100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                     83,321,934.11
                          (ii) the sum of
                              (A)2% of the sum of                                                                            2.00%
                                 (I)   initial Aggregate Principal Balance                                          105,860,630.11
                                 (II)  balance of all Subsequent Receivables                                                  0.00

                                                                                                                      2,117,212.60
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                           105,860,630.11

                                                                                                                               0.00
                   Floor Amount                                                                          2,117,212.60

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      2,117,212.60
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                 2.96%
                                 if a Trigger Event, 15% minus the OC Percent                                                 8.96%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                       23.96%
                                 if an Insurance Agreement Event of Default, unlimited                                      100.00%
                                                                                                              100.00%
                                 times the Aggregate Principal Balance                                  88,676,986.39
                                                                                               -----------------------
                                                                                                        88,676,986.39
                          Requisite Amount                                                              88,676,986.39

                          Does a Trigger Event exist?                                                                            N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            Y

          Required Spread Account Amount                                                                88,676,986.39
          Beginning of Period Spread Account Balance                                                     2,786,970.70
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                85,890,015.69
          Earnings on Spread Account Balance                                                                13,770.80
          Amount of Spread Account deposit (withdrawal)                                                          0.00          0.00
          Amount of Withdrawal Allocated to Certificates' Shortfalls                                             0.00
          Net Spread Account Withdrawal to Seller                                                                0.00
          Ending Spread Account Balance                                                                  2,800,741.50


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                                          CONSUMER PORTFOLIO SERVICES, INC.

                                 By:
                                          -----------------------------------------------------

                                 Name:                       James L. Stock
                                          -----------------------------------------------------
                                 Title:                      Vice President
                                          -----------------------------------------------------






                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-5
                       6.26% Asset-Backed Notes, Class A-1
                       6.40% Asset-Backed Notes, Class A-2
                        10.55% Asset-Backed Certificates
                                   Revision #1

Distribution Date                                                  7/15/98
Collection Period                                                  6/98

     Under the Sale and Servicing  Agreement  dated as of December 1, 1997, (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer,  Bankers Trust as Owner Trustee,  and Norwest Bank  Minnesota,
National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $2,685,164.43

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $220,643.07

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $2,464,521.36

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $48.16

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $3.96

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $44.21

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $158,106.65

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $37,901.39

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $120,205.26

          (p)      Scheduled Payments due in such Collection Period                                     $2,546,068.63

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $2,523,788.66

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                 $86,301,335.28

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                           $79,473,913.37

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $75,006,274.57

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.8691207

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $4,190,853.16

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0485607

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $162,234.67

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $4,315.07

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $2.91

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.08

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    2
                          Aggregate Purchase Amount                                                        $19,049.84

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                             $83,897,230.09
                          Spread Account Balance                                                        $3,262,780.44

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                   $15,141.20

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $24,466.99

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                      $628,570.52

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  191
                          Aggregate Gross Amount                                                        $2,497,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  169
                          Aggregate Gross Amount                                                        $2,209,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            5.02%

          (b)      Average Delinquency Ratio                                                                    5.18%

          (c)      Cumulative Default Ratio                                                                     2.43%

          (d)      Cumulative Net Loss Ratio                                                                    1.25%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                          Yes

CPS Auto Receivables Trust 1997-5
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          3,277,074.66
     Lock Box NSF Items:                                                                                   (65,063.90)
     Total Collection Proceeds:                                                                          3,212,010.76
     For Distribution Date:                                                                                   7/15/98
     For Determination Date:                                                                                   7/8/98
     For Collection Period:                                                                                      6/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                   86,301,335.28
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                         86,301,335.28
                                 Principal portion of payments collected (non-prepayments)                             1,094,251.32
                                 Prepayments in full allocable to principal                                              445,522.00
                          Collections allocable to principal                                             1,539,773.32
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                      216,711.51
                          Purchase Amounts allocable to principal                                           19,049.84
                                                                                               -----------------------
                   Total Principal                                                                       1,775,534.67

                   Realized Losses                                                                         628,570.52
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                      83,897,230.09


          Interest
                          Collections allocable to interest                                             $1,429,537.34
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                          6,938.75
                                                                                               -----------------------
                   Total Interest                                                                       $1,436,476.09

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               42,295,795.93
          Beginning of Period Class A-2 Principal Balance                                               35,175,000.00
          Beginning of Period Certificate Principal Balance                                              4,311,058.42 81,781,854.35

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     3,247,639.24
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            18,399.11
          Scheduled Payments due in Collection Period                                                    2,546,068.63
          Scheduled Payments collected in Collection Period                                              2,523,788.66
          Aggregate Amount of Realized Losses for preceding Distribution Date                              628,570.52

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                     218.02
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                  # of Receivables   of Receivables

          31 - 59 days delinquent                                                                             191      2,497,000.00
          60+ days delinquent                                                                                 169      2,209,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                  # of Receivables   of Receivables

                                                                                                                2         19,049.84

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close of business on the last day of the
                   related Collection Period.                                                            4,706,000.00
          Principal Balance of all Receivables that became Purchased  Receivables as of  the close of business on the last day of the
                   related Collection Period and that were delinquent 30 days or
                   more.                                                                                    19,049.84
          PrincipalBalance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                   676,828.45

          Delinquency Ratio for second preceding Determination Date                                             5.54%
          Delinquency Ratio for third preceding Determination Date                                              4.98%

          Cumulative Defaults for preceding Determination Date                                           1,653,231.26

          Cumulative Net Losses for preceding Determination Date                                           573,063.46

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               Y

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               2,969,310.66
                          Liquidation Proceeds                                                             216,711.51
                          Recoveries                                                                         6,938.75
                          Purchase Amounts                                                                  19,049.84
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                       11,495.77
                                                                                               -----------------------
          Total Distribution Amount                                                                      3,223,506.53

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,094,251.32
                          Prepayments in full allocable to principal                                       445,522.00
                          Principal Balance of Liquidated Receivables                                      845,282.03
                          Purchase Amounts allocable to principal                                           19,049.84
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        2,404,105.19

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                     83,897,230.09
                                                                                               -----------------------
                                                                                                        75,507,507.08

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 Yes
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    43.0%
                                                                                               -----------------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        2,404,105.19
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                               -----------------------
                                                                                                         2,187,735.72
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                2,187,735.72

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   42,295,795.93
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   220,643.07

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        2,404,105.19
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                  120,205.26

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             4,311,058.42
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       37,901.39

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                 Use         Source      act distributed     Source
                                                                                 ---         ------      ---------------     ------

(i)      Standby Fee                                                              4,315.07   3,223,506.53       4,315.07
         Servicing Fee (2.0%)                                                   143,835.56   3,219,191.46     143,835.56       0.00
         Additional Servicing Fee Amounts                                        18,399.11   3,075,355.90      18,399.11       0.00
          (late fees, prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                             0.00   3,056,956.79           0.00
         Unpaid Servicing Fee from prior Collection Periods                           0.00   3,056,956.79           0.00
(ii)     Transition Expenses to Standby Servicer                                      0.00   3,056,956.79           0.00
(iii)    Indenture Trustee Fee                                                      719.18   3,056,956.79         719.18
         Indenture Trustee's out-of-pocket expenses                                 218.02   3,056,237.61         218.02
         Unpaid Indenture Trustee Fee from prior Collection Periods                   0.00   3,056,019.59           0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior                        0.00   3,056,019.59           0.00
          Collection Periods
         Owner Trustee Fee                                                            0.00   3,056,019.59           0.00
         Owner Trustee's out-of-pocket expenses                                       0.00   3,056,019.59           0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                       0.00   3,056,019.59           0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods          0.00   3,056,019.59           0.00
(iv)     Collateral Agent Fee                                                       681.52   3,056,019.59         681.52
         Collateral Agent Expenses                                                    0.00   3,055,338.07           0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                   0.00   3,055,338.07           0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods               0.00   3,055,338.07           0.00
(v)  (A) Class A-1 Interest  Distributable  Amount - Current Month              220,643.07
         Prior  Month(s)  Class  A-1  Interest   Carryover                            0.00
         Shortfall  Class A-1 Interest  Carryover  Shortfall                          0.00
         Interest on Interest Carryover from Prior Months Current                     0.00
         Month Class A-1 Interest Carryover Shortfall                                 0.00
         Class A-1 Interest Distributable Amount                                220,643.07   3,055,338.07     220,643.07
     (B) Class A-2 Interest Distributable Amount - Current Month                187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                        0.00
         Class A-2 Interest Carryover Shortfall                                       0.00
         Interest on Interest Carryover from Prior Months                             0.00
         Current Month Class A-2 Interest Carryover Shortfall                         0.00
         Class A-2 Interest Distributable Amount                                187,600.00   2,834,695.00     187,600.00
(vi) (A) Certificate Note Interest - Unadjusted                                  37,901.39
         Certificate Note Interest Carryover Shortfall - Previous Month(s)            0.00
         Interest on B Interest Shortfall - Previous Month(s)                         0.00
         Interest on B Interest Carryover from Prior Months                           0.00
         Current Month Certificate Interest Shortfall                                 0.00
         Adjusted Certificate Note Interest Distributable Amount                 37,901.39   2,647,095.00      37,901.39
(vii)    Class A Principal Distributable Amount - Current Month               2,187,735.72
         Class A Principal Carryover Shortfall - Previous Month(s)                    0.00
         Current Month Class A Principal Shortfall                                    0.00
         Withdrawal from Spread Account to Cover Shortfall                            0.00
         Class A Principal Distribution Amount to Class A-1                   2,187,735.72   2,609,193.61   2,187,735.72       0.00
         Class A Principal Distribution Amount to Class A-2                           0.00     421,457.89           0.00       0.00
(viii)   Note Insurer Premium                                                    24,466.99     421,457.89      24,466.99
         Note Insurer Premium Supplement                                              0.00     396,990.89           0.00       0.00
         Other Reimbursement Obligations to Note Insurer                              0.00     396,990.89           0.00
(ix)     Transition Expenses to successor Servicer                                    0.00     396,990.89           0.00
(x)      Certificate Principal Distributable Amount - Current                   120,205.26
          Month Unadjusted
         Certificate Principal Carryover Shortfall - Previous Month(s)                0.00           0.00           0.00
         Current Month Certificate Principal Shortfall                                0.00           0.00           0.00
         Adjusted Certificate Principal Distributable Amount                    120,205.26     396,990.89     120,205.26
(xi)     Until the Target Payment Date, remaining amount to                     276,785.63     276,785.63     276,785.63
          Class A Noteholders
         Amount to Class A-1 Noteholders                                        276,785.63           0.00           0.00
         Amount to Class A-2 Noteholders                                              0.00           0.00           0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.               0.00   3,223,288.51   Total Disbursements
         Spread Account Withdrawl to cover deficiencies                              0.00    3,223,506.53   Total Distribution Amt
                                                                                                            ======================
                                                                                                            (218.02)Shortage (Over)
                                                                                                            ======================

     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                42,295,795.93
                   Class A-1 Principal Distributions                                                     2,187,735.72
          Class A-1 End of Period Principal Amount (prior to turbo)                                     40,108,060.21
                   Additional Principal Distribution                                                       276,785.63
          Class A-1 End of Period Principal Amount                                                      39,831,274.57

          Class A-2 Beginning of Period Principal Amount                                                35,175,000.00
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     35,175,000.00
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      35,175,000.00

          Certificate Beginning of Period Principal Amount                                               4,311,058.42
                   Certificate Principal Distributable Amount                                              120,205.26
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 4,190,853.16
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  4,190,853.16

Class A Deficiency - Interest
     (i)  Total   Distribution   Amount  Available                                                       3,223,506.53
     (ii)  Current distribution  amounts  payable  pursuant  to  Section  4.6(c)  (i) and (v)A             576,411.53
     (iii)Prior month(s) carryover  shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover  shortfalls                                                       0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                             0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                                NO
          Amount Remaining for Further Distribution/(Deficiency)                                         2,647,095.00

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                     2,647,095.00
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi)  and  (x)               37,901.39
     (iii)Prior  month(s)  carryover shortfalls                                                                  0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                      0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                             0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                         2,609,193.61

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    2,609,193.61
     (ii) Current  distribution  amounts payable pursuant to Section  4.6(c) (i) and (v)B                2,187,735.72
     (iii)Prior  month(s)  carryover shortfalls                                                                  0.00
          Withdrawal  from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                              NO
          Amount Remaining for Further Distribution/(Deficiency)                                           421,457.89

Other Distributions
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                      421,457.89
     (vi) Note Insurer Premium                                                                              24,466.99
     (v)  Note Insurer Premium Supplement                                                                        0.00
          Deficiency  Amount                                                                                     0.00
          Withdrawal  from  Spread  Account  to  Cover Deficiency                                                0.00
          If (i) is less than (ii),  there is a Deficiency Claim Amount                                            NO
          Amount  Remaining  for  Further  Distribution/(Deficiency)                                       396,990.89

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                       396,990.89
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          120,205.26
     (iii)Prior month(s) carryover shortfalls                                                                    0.00
          If (i) is less than sum of (ii) + (iii),  there is a Deficiency  Claim Amount                            NO
          Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                  276,785.63
          Withdrawal from Spread Account to B Piece Cover  Shortfalls                                            0.00
          Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                                276,785.63
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                4,706,000.00
                                 Purchased receivables more than 30 days delinquent                         19,049.84
                                                                                               -----------------------
                                 Total                                                                   4,725,049.84

                          Aggregate Gross  Principal  Balance as of the close of
                                 business  on the last day of the
                                 Collection Period.                                                     94,086,074.40
                   Delinquency Ratio                                                                            5.02%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.02%
                          Delinquency Ratio for second preceding Determination Date                             5.54%
                          Delinquency Ratio for third preceding Determination Date                              4.98%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    5.18%         5.18%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                   1,653,231.26
                                 Current Period Defaulted Receivables                                      676,828.45
                                                                                               -----------------------
                                 Total                                                                   2,330,059.71

                                 Cumulative Defaulted Receivables                                        2,330,059.71
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Default Ratio                                                                     2.43%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                           845,282.03

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                 (223,650.26)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                    621,631.77
                                 Cumulative Previous Net Losses                                            573,063.46
                                                                                               -----------------------
                                 Cumulative Net Losses                                                   1,194,695.23
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Net Loss Ratio                                                                    1.25%

Additional Pool Information:
          Weighted Average Original Term                                                                        57.00
          Weighted Average Remaining Term                                                                       49.66
          Weighted Average Annual Percentage Rate                                                              20.23%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                   83,897,230.09
                          minus the Securities Balance                                                  79,197,127.73
                                                                                               -----------------------
                                                                                                         4,700,102.36
                          divided by the Aggregate Principal Balance                                            5.60%

          Floor OC Percent
                   Aggregate Principal Balance                                                          83,897,230.09
                   minus the Securities Balance                                                         79,197,127.73
                                                                                               -----------------------
                                                                                                         4,700,102.36
                   divided by the initial Aggregate Principal Balance                                   95,706,307.00
                                                                                               -----------------------
                                                                                                                4.91%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                      100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                     79,197,127.73
                          (ii) the sum of
                              (A)2% of the sum of                                                                            2.00%
                                 (I)   initial Aggregate Principal Balance                                           95,706,307.00
                                 (II)  balance of all Subsequent Receivables                                                  0.00

                                                                                                                      1,914,126.14
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                            95,706,307.00

                                                                                                                               0.00
                   Floor Amount                                                                          1,914,126.14

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      1,914,126.14
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                  3.4%
                                 if a Trigger Event, 15% minus the OC Percent                                                  9.4%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                        24.4%
                                 if an Insurance Agreement Event of Default, unlimited                                         100%
                                                                                                                 100%
                                 times the Aggregate Principal Balance                                  83,897,230.09
                                                                                               -----------------------
                                                                                                        83,897,230.09
                          Requisite Amount                                                              83,897,230.09

                          Does a Trigger Event exist?                                                                            N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            Y

          Required Spread Account Amount                                                                83,897,230.09
          Beginning of Period Spread Account Balance                                                     3,247,639.24
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                80,649,590.85
          Earnings on Spread Account Balance                                                                15,141.20
          Amount of Spread Account deposit (withdrawal)                                                          0.00          0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                   0.00
          Net Spread Account Withdrawal to Seller                                                                0.00
          Ending Spread Account Balance                                                                  3,262,780.44


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                                          CONSUMER PORTFOLIO SERVICES, INC.

                                 By:
                                          -----------------------------------------------------

                                 Name:                       James L. Stock
                                          -----------------------------------------------------
                                 Title:                      Vice President
                                          -----------------------------------------------------






                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1998-1
                    6.00% Asset-Backed Certificates, Class A
                    10.25% Asset-Backed Certificates, Class B

Distribution Date                                                 7/15/98
Collection Period                                                 6/98

     Under the Pooling and Servicing  Agreement  dated as of March 16, 1998 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                                 $3,957,752.83

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                        $853,629.73

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                  $3,104,123.10

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                              $22.28

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                                $4.81

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                               $17.48

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                            $240,126.69

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                         $76,751.79

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                    $163,374.90

           (j)      Scheduled Payments due in such Collection Period                                     $5,187,447.28

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                    $5,145,111.44

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                                $179,711,521.32

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                  $176,444,023.32

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                          0.9818181

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                       $328,693.18

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                       $3,743.99

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                                 $1.85

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                                 $0.02

           (e)      The amount of any unpaid Servicing Fee                                                       $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                               $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                    9
                           Aggregate Purchase Amount                                                       $116,654.35

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                     $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                     $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                                 $40,883.69

           (b)      Distributions (to) from Collection Account                                              $17,353.24
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                       $440.27

           (d)      Ending Payahead Account Balance                                                         $58,677.20

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                             $52,933,207.00
                           Spread Account Balance                                                       $17,544,282.20

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $1,650,007.16

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                  $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                       $57,270.79

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                      $126,954.10

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                             $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                  348
                           Aggregate Gross Amount                                                        $4,716,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                  286
                           Aggregate Gross Amount                                                        $3,865,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                            4.38%

           (b)      Average Delinquency Ratio                                                                    3.44%

           (c)      Cumulative Default Ratio                                                                     0.42%

           (d)      Cumulative Net Loss Ratio                                                                    0.09%

           (e)      Is a Portfolio Performance Test violation continuing?                                           No

           (f)      Has an Insurance Agreement Event of Default occurred?                                          Yes
CPS Auto Grantor Trust 1998-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                                 NO
     Deficiency Claim Amount                                                                                      0.00

Inputs
     Gross Collection Proceeds:                                                                           6,294,495.59
     Lock Box NSF Items:                                                                                   (120,618.56)
     Transfers from (to) Payahead Account:                                                                  (17,353.24)
     Collection Account Interest                                                                             22,088.10
     Payahead Account Interest                                                                                  440.27
     Total Collection Proceeds:                                                                           6,179,052.16
     For Distribution Date:                                                                                    7/15/98
     For Determination Date:                                                                                    7/8/98
     For Collection Period:                                                                                       6/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                  179,711,521.32
                                  Principal portion of payments collected (non-prepayments)                            2,112,555.69
                                  Prepayments in full allocable to principal                                             798,884.00
                           Collections allocable to principal                                             2,911,439.69
                           Partial prepayments relating to various contracts or policies                          0.00
                           Liquidation Proceeds allocable to principal                                      112,449.86
                           Purchase Amounts allocable to principal                                          116,654.35
                                                                                                  ---------------------
                    Total Principal                                                                       3,140,543.90

                    Realized Losses                                                                         126,954.10
                    Cram Down Losses                                                                              0.00

           Ending Principal Balance                                                                     176,444,023.32

           Interest
                           Collections allocable to interest                                              3,032,555.75
                           Liquidation Proceeds allocable to interest                                             0.00
                           Purchase Amounts allocable to interest                                                 0.00
                           Recoveries from Liquidated Receivables from prior periods                          5,952.51
                                                                                                  ---------------------
                    Total Interest                                                                        3,038,508.26

     Certificate Information
           Beginning of Period Class A Principal Balance                                                170,725,945.57
           Beginning of Period Class B Principal Balance                                                  8,985,575.75

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                    15,894,275.04
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                             29,173.98
           Aggregate Payahead Balance                                                                        58,236.93
           Aggregate Payahead Balance for preceding Distribution Date                                        40,883.69
           Interest Earned on Payahead Balances                                                                 440.27
           Scheduled Payments due in Collection Period                                                    5,187,447.28
           Scheduled Payments collected in Collection Period                                              5,145,111.44
           Aggregate Amount of Realized Losses for preceding Distribution Date                              126,954.10

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   1,016.44
           Collateral Agent's expenses                                                                            0.00
           Transition Expenses to Standby Servicer                                                                0.00
           Transition Expenses to successor Servicer                                                              0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                   0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                       0.00
           Unpaid Servicing Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee Fee from prior Collection Periods                                                       0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                    # of Receivables of Receivables

           31 - 59 days delinquent                                                                             348     4,716,000.00
           60+ days delinquent                                                                                 286     3,865,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                       Purchase Amt
                                                                                                    # of Receivables of Receivables

                                                                                                                 9       116,654.35

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                            8,581,000.00
           Principal Balance   of   all   Receivables   that   became   Purchased
                    Receivables  as of  the close of business on the
                    last day of the  related  Collection  Period  and that  were
                    delinquent 30 days or more.                                                             116,654.35
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                       560,933.44

           Delinquency Ratio for second preceding Determination Date                                             3.65%
           Delinquency Ratio for third preceding Determination Date                                              2.30%

           Cumulative Defaults for preceding Determination Date                                             227,822.46

           Cumulative Net Losses for preceding Determination Date                                            40,873.28

           Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                               Y

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                               5,943,995.44
                           Liquidation Proceeds                                                             112,449.86
                           Recoveries                                                                         5,952.51
                           Purchase Amounts                                                                 116,654.35
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                     0.00
                           Investment earnings from Collection Account                                            0.00
                           Investment earnings from Payahead Account                                              0.00
                                                                                                  ---------------------
           Total Distribution Amount                                                                      6,179,052.16

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      2,112,555.69
                           Prepayments in full allocable to principal                                       798,884.00
                           Principal Balance of Liquidated Receivables                                      239,403.96
                           Purchase Amounts allocable to principal                                          116,654.35
                           Cram Down Losses                                                                       0.00
                                                                                                  ---------------------
                    Principal Distributable Amount                                                        3,267,498.00

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                        3,267,498.00
                    Times Class A Percentage (95%)                                                                 95%
                                                                                                  ---------------------
                                                                                                          3,104,123.10
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                         0.00
                                                                                                  ---------------------
                    Class A Principal Distributable Amount                                                3,104,123.10

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                           170,725,945.57
                    Multiplied by Certificate Pass-Through Rate                                                  6.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 30/360                      0.0833333
                                                                                                  ---------------------
                    Class A Interest Distributable Amount                                                   853,629.73

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                        3,267,498.00
                    Times Class B Percentage (5%)                                                                   5%
                                                                                                  ---------------------
                    Class B Principal Distributable Amount                                                  163,374.90

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                             8,985,575.75
                    Multiplied by Certificate Pass-Through Rate                                                 10.25%
                    Multiplied by 30/360, or for the first Distribution Date, by 30/360                      0.0833333
                                                                                                  ---------------------
                    Class B Coupon Interest Amount                                                           76,751.79

           Class B Excess Interest Amount
                    Total Distribution Amount                                                             6,179,052.16
                    minus
                    Class A Principal and Interest Distributable Amount                                   3,957,752.83
                    Class A Interest Carrover Shortfall                                                           0.00
                    Class A Principal Carryover Shortfall                                                         0.00
                    Class B Coupon Interest                                                                  76,751.79
                    Class B Interest Carryover Shortfall                                                          0.00
                    Class B Principal Distributable Amount                                                  163,374.90
                    Class B Principal Carryover Shortfall                                                         0.00
                    Trustee distributions                                                                     2,514.04
                    Standby Servicer distributions                                                            3,743.99
                    Servicer distributions                                                                  328,693.18
                    Collateral Agent distributions                                                            1,497.60
                    Reimbursement Obligations                                                                57,270.79
                                                                                                  ---------------------
                                                                                                          1,587,453.04

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                        0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class B Interest Carryover Shortfall from previous period                                                         0.00
Interest on Class B Interest Carryover Shortfall                                                                  0.00
                                                                                                  ---------------------
                                                                                                                  0.00

    Interest Carryover on Class B Interest Shortfall                                                              0.00
    Interest Earned                                                                                               0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class A Principal Carryover Shortfall from previous period                                                        0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class A Interest Carryover Shortfall from previous period                                                         0.00
Interest on Class A Interest Carryover Shortfall                                                                  0.00
                                                                                                  ---------------------
                                                                                                                  0.00

    Interest Carryover on Class A Interest Shortfall                                                              0.00
    Interest Earned                                                                                               0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                         Use         Source      act distributed         Source
                                                                         ---         ------      ---------------         ------

(i)      Standby Fee                                                   3,743.99     6,179,052.16         3,743.99      6,179,052.16
         Servicing Fee (2.0%)                                        299,519.20     6,175,308.17       299,519.20              0.00
         Additional Servicing Fee Amounts                             29,173.98     5,875,788.97        29,173.98              0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                  0.00     5,846,614.99             0.00
         Unpaid Servicing Fee from prior Collection Periods                0.00     5,846,614.99             0.00
(ii)     Transition Expenses to Standby Servicer                           0.00     5,846,614.99             0.00
(iii)    Trustee Fee                                                   1,497.60     5,846,614.99         1,497.60
         Trustee's out-of-pocket expenses                              1,016.44     5,845,117.39         1,016.44
         Unpaid Trustee Fee from prior Collection Periods                  0.00     5,844,100.95             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                0.00     5,844,100.95             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                          1,497.60     5,844,100.95         1,497.60
         Collateral Agent Expenses                                         0.00     5,842,603.35             0.00
         Unpaid Collateral Agent  Fee from prior                           0.00     5,842,603.35             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                       0.00     5,842,603.35             0.00
          Collection Periods
(v) (A)  Class A Interest Distributable Amount - Current Month       853,629.73     5,842,603.35       853,629.73
         Prior Month(s) Class A Carryover Shortfall                        0.00     4,988,973.62             0.00
         Class A Interest Carryover Shortfall                              0.00     4,988,973.62             0.00
         Interest on Interest Carryover from Prior Months                  0.00     4,988,973.62             0.00
         Current Month Class A Interest Carryover Shortfall                0.00     4,988,973.62             0.00
         Class A Interest Distributable Amount                       853,629.73     4,988,973.62       853,629.73
(viii)(A)Class B Coupon Interest - Unadjusted                         76,751.79     4,135,343.89        76,751.79
         Class B Interest Carryover Shortfall - Previous Month(s)          0.00     4,058,592.10             0.00
         Interest on B Interest Shortfall - Previous Month(s)              0.00     4,058,592.10             0.00
         Interest on Interest Carryover from Prior Months                  0.00     4,058,592.10             0.00
         Current Month Class B Interest Shortfall                          0.00     4,058,592.10             0.00
         Adjusted Class B Interest Distributable Amount               76,751.79     4,058,592.10        76,751.79
(v) (B)  Class A Principal Distributable Amount - Current Month    3,104,123.10     3,981,840.31     3,104,123.10      3,074,929.06
         Class A Principal Carryover Shortfall - Previous Month(s)         0.00       877,717.21             0.00
         Current Month Class A Principal Shortfall                         0.00       877,717.21             0.00
         Withdrawl from Spread Account to Cover Shortfall                  0.00
         Class A Principal Distribution Amount                     3,104,123.10       877,717.21       877,717.21              0.00
(vi)     Certificate Insurer Premium                                  57,270.79             0.00             0.00
         Certificate Insurer Premium Supplement                            0.00             0.00             0.00              0.00
         Other Reimbursement Obligations to Certificate Insurer            0.00             0.00             0.00
(vii)    Transition Expenses to successor Servicer                         0.00             0.00             0.00
         Class B Principal Distributable Amount - Current            163,374.90             0.00             0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)         0.00             0.00             0.00
         Current Month Class B Principal Shortfall                         0.00             0.00             0.00
         Adjusted Class B Principal Distributable Amount             163,374.90             0.00             0.00
         Excess Interest (Shortage) Amount for Deposit to          1,587,453.04             0.00             0.00
          (withdrawl from) Spread Account                                                   0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                                170,725,945.57
                    Class A Principal Distributions                                                       3,104,123.10
           Class A End of Period Principal Balance                                                      167,621,822.47

           Class B Beginning of Period Principal Balance                                                  8,985,575.75
                    Class B Principal Distributable Amount                                                  163,374.90
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                    8,822,200.85
                    Withdrawl from Spread Account to Cover B Shortfalls                                           0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                     8,822,200.85

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                            6,179,052.16
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   1,190,078.54
     (iii) Prior month(s) carryover shortfalls                                                                    0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                        0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                                NO
           Amount Remaining for Further Distribution/(Deficiency)                                         4,988,973.62

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      4,988,973.62
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                  76,751.79
     (iii)  Prior  month(s)  carryover shortfalls                                                                 0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                       0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                              0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                    NO
           Amount Remaining for Further Distribution/(Deficiency)                                         4,912,221.83

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     4,912,221.83
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                  3,104,123.10
     (iii) Prior  month(s)  carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                      0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                         NO
           Amount Remaining for Further Distribution/(Deficiency)                                         1,808,098.73

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    1,808,098.73
     (vi)  Certificate Insurer Premium                                                                       57,270.79
     (v)   Certificate Insurer Premium Supplement                                                                 0.00
           Deficiency  Amount  0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency 0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount  NO
           Amount  Remaining  for  Further  Distribution/(Deficiency) 1,750,827.94

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                     1,750,827.94
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          163,374.90
     (iii) Prior month(s) carryover shortfalls                                                                   0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                            NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)               1,587,453.04
           Withdrawl from Spread Account to B PieceCover Shortfalls                                              0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               1,587,453.04
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                                8,581,000.00
                                  Purchased receivables more than 30 days delinquent                        116,654.35
                                                                                                  ---------------------
                                  Total                                                                   8,697,654.35

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                    198,604,943.94
                    Delinquency Ratio                                                                            4.38%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                  4.38%
                           Delinquency Ratio for second preceding Determination Date                             3.65%
                           Delinquency Ratio for third preceding Determination Date                              2.30%
                                                                                                  ---------------------
                    Average Delinquency Ratio                                                                    3.44%        3.44%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                     227,822.46
                                  Current Period Defaulted Receivables                                      560,933.44
                                                                                                  ---------------------
                                  Total                                                                     788,755.90

                                  Cumulative Defaulted Receivables                                          788,755.90
                                  Original Pool Balance                                                 186,954,818.61

                    Cumulative Default Ratio                                                                     0.42%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                           239,403.96

                                  Cram Down Losses                                                                0.00
                                  Net Liquidation Proceeds                                                 (118,402.37)
                                                                                                  ---------------------
                                  Net Liquidation Losses                                                    121,001.59
                                  Cumulative Previous Net Losses                                             40,873.28
                                                                                                  ---------------------
                                  Cumulative Net Losses                                                     161,874.87
                                  Original Pool Balance                                                 186,954,818.61

                    Cumulative Net Loss Ratio                                                                    0.09%

Additional Pool Information:
           Weighted Average Original Term                                                                        57.10
           Weighted Average Remaining Term                                                                       52.32
           Weighted Average Annual Percentage Rate                                                              20.35%
     Spread Account
           Spread Account Cap
                           13.5% of Outstanding Certificate Balance                                                   23,819,943.15
                           18.5% of Outstanding Certificate Balance                                                   32,642,144.31
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            Y

                    Cap Amount                                                                           52,933,207.00

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       5,608,644.56
                           Outstanding Certificate Balance                                                           176,444,023.32
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                          5,608,644.56

           Required Spread Account Amount                                                                52,933,207.00
           Beginning of Period Spread Account Balance                                                    15,894,275.04
           Spread Account Deposit (Withdrawal) from Current Distributions                                 1,587,453.04
           Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
           Allocations of cash releases from previous pools                                                       0.00
           Required addition to/(eligible withdrawal from) Spread Account                                35,451,478.92
           Earnings on Spread Account Balance                                                                62,554.12
           Amount of Spread Account deposit (withdrawal)                                                          0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                    0.00
           Net Spread Account Withdrawl to Seller                                                                 0.00
           Ending Spread Account Balance                                                                 17,544,282.20


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------






                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1998-2
                     6.09% Class A Asset-Backed Certificates
                    10.34% Class B Asset-Backed Certificates
                                   Revision #1

Distribution Date                                            7/15/98
Collection Period                                            6/98

     Under the Pooling and  Servicing  Agreement  dated as of April 8, 1998 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                                 $3,733,726.70

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $1,006,974.36

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                  $2,726,752.34

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                              $18.62

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                                $5.02

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                               $13.60

           (g)      The  aggregate   amount  of  the  distribution  to  Class  B
                    Certificateholders on the Distribution Date set forth above
                    (given to the Collateral Agent for deposit into the Spread Account)                    $233,497.85

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                         $89,984.57

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                    $143,513.28

           (j)      Scheduled Payments due in such Collection Period                                     $5,879,139.11

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                    $5,747,209.09

B.   Information Regarding the Performance of the Trust.
     1     Certificate Balances
           (a)      The original aggregate Principal Balance of the
                    Certificates as of the closing date                                                $211,042,290.00

           (b)      The aggregate  principal  balance of the  Certificates as of the close of business on the last day set forth above, after giving
                    effect to payments allocated to principal in paragraph A 1 (c) above               $205,991,410.53

           (c)      The Aggregate Pool factor as of the close of busines
                    on the last day set forth above                                                          0.9760670

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                       $367,902.16

           (b)      The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                       $4,351.28

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                                 $1.84

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                                 $0.02

           (e)      The amount of any unpaid Servicing Fee                                                       $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                               $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                   16
                           Aggregate Purchase Amount                                                       $225,961.33

     3     Payment Shortfalls.
           (a)      The amount of the Class A Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                     $0.00

           (b)      The  amount of the  Class A  Principal  Carryover  Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                     $0.00

           (c)      The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
                    paragraph A.1. (h) above                                                                     $0.00

           (d)      The  amount of the  Class B  Principal  Carryover  Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (i) above                                                                     $0.00


     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                                 $34,380.64

           (b)      Distributions (to) from Collection Account                                              $13,069.26
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                       $239.37

           (d)      Ending Payahead Account Balance                                                         $47,689.27

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                             $61,797,423.16
                           Spread Account Balance                                                       $12,943,821.85

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $2,157,133.12

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                  $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                       $66,861.38

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                        $4,263.69

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                             $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                  272
                           Aggregate Gross Amount                                                        $3,654,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                   80
                           Aggregate Gross Amount                                                        $1,070,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                            2.16%

           (b)      Average Delinquency Ratio                                                                    1.70%

           (c)      Cumulative Default Ratio                                                                     0.02%

           (d)      Cumulative Net Loss Ratio                                                                    0.00%

           (e)      Is a Portfolio Performance Test violation continuing?                                           No

           (f)      Has an Insurance Agreement Event of Default occurred?                                          Yes
CPS Auto Grantor Trust 1998-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                                 NO
     Deficiency Claim Amount                                                                                      0.00


Inputs
     Gross Collection Proceeds:                                                                           6,668,156.94
     Lock Box NSF Items:                                                                                   (125,951.47)
     Transfers from (to) Payahead Account:                                                                  (13,069.26)
     Collection Account Interest                                                                             20,478.84
     Payahead Account Interest                                                                                  239.37
     Total Collection Proceeds:                                                                           6,549,854.42
     For Distribution Date:                                                                                    7/15/98
     For Determination Date:                                                                                    7/8/98
     For Collection Period:                                                                                       6/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                  208,861,676.71
                                  Principal portion of payments collected (non-prepayments)                            2,063,356.60
                                  Prepayments in full allocable to principal                                             576,684.00
                           Collections allocable to principal                                             2,640,040.60
                           Partial prepayments relating to various contracts or policies                          0.00
                           Liquidation Proceeds allocable to principal                                            0.00
                           Purchase Amounts allocable to principal                                          225,961.33
                                                                                                  ---------------------
                    Total Principal                                                                       2,866,001.93

                    Realized Losses                                                                           4,263.69
                    Cram Down Losses                                                                              0.00

           Ending Principal Balance                                                                     205,991,411.09

           Interest
                           Collections allocable to interest                                              3,683,852.49
                           Liquidation Proceeds allocable to interest                                             0.00
                           Purchase Amounts allocable to interest                                                 0.00
                           Recoveries from Liquidated Receivables from prior periods                              0.00
                                                                                                  ---------------------
                    Total Interest                                                                        3,683,852.49


     Certificate Information
           Beginning of Period Class A Principal Balance                                                198,418,592.84
           Beginning of Period Class B Principal Balance                                                 10,443,083.31

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                    10,786,688.73
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                             19,799.37
           Aggregate Payahead Balance                                                                        47,449.90
           Aggregate Payahead Balance for preceding Distribution Date                                        34,380.64
           Interest Earned on Payahead Balances                                                                 239.37
           Scheduled Payments due in Collection Period                                                    5,879,139.11
           Scheduled Payments collected in Collection Period                                              5,747,209.09
           Aggregate Amount of Realized Losses for preceding Distribution Date                                4,263.69

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   3,687.16
           Collateral Agent's expenses                                                                            0.00
           Transition Expenses to Standby Servicer                                                                0.00
           Transition Expenses to successor Servicer                                                              0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                   0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                       0.00
           Unpaid Servicing Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee Fee from prior Collection Periods                                                       0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                    # of Receivables of Receivables

           31 - 59 days delinquent                                                                              272    3,654,000.00
           60+ days delinquent                                                                                   80    1,070,000.00


     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                    # of Receivables of Receivables

                                                                                                                 16      225,961.33

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                           4,724,000.00
           Principal Balance   of   all   Receivables   that   became   Purchased
                    Receivables  as of  the close of business on the
                    last day of the  related  Collection  Period  and that  were
                    delinquent 30 days or more.                                                             225,961.33
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                        35,188.51

           Delinquency Ratio for second preceding Determination Date                                             1.24%
           Delinquency Ratio for third preceding Determination Date                                              0.00%

           Cumulative Defaults for preceding Determination Date                                                   0.00

           Cumulative Net Losses for preceding Determination Date                                             1,195.73


           Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                               Y

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                               6,323,893.09
                           Liquidation Proceeds                                                                   0.00
                           Recoveries                                                                             0.00
                           Purchase Amounts                                                                 225,961.33
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                     0.00
                           Investment earnings from Collection Account                                            0.00
                           Investment earnings from Payahead Account                                              0.00
                                                                                                  ---------------------
           Total Distribution Amount                                                                      6,549,854.42


     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      2,063,356.60
                           Prepayments in full allocable to principal                                       576,684.00
                           Principal Balance of Liquidated Receivables                                        4,263.69
                           Purchase Amounts allocable to principal                                          225,961.33
                           Cram Down Losses                                                                       0.00
                                                                                                  ---------------------
                    Principal Distributable Amount                                                        2,870,265.62

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                        2,870,265.62
                    Times Class A Percentage (95%)                                                                 95%
                                                                                                  ---------------------
                                                                                                          2,726,752.34
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                         0.00
                                                                                                  ---------------------
                    Class A Principal Distributable Amount                                                2,726,752.34

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                           198,418,592.84
                    Multiplied by Certificate Pass-Through Rate                                                  6.09%
                    Multiplied by 30/360                                                                     0.0833333
                                                                                                  ---------------------
                    Class A Interest Distributable Amount                                                 1,006,974.36


           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                        2,870,265.62
                    Times Class B Percentage (5%)                                                                   5%
                                                                                                  ---------------------
                    Class B Principal Distributable Amount                                                  143,513.28

           Class B Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                            10,443,083.31
                    Multiplied by Certificate Pass-Through Rate                                                 10.34%
                    Multiplied by 30/360                                                                     0.0833333
                                                                                                  ---------------------
                    Class B Coupon Interest Amount                                                           89,984.57


Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                        0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class B Interest Carryover Shortfall from previous period                                                         0.00
Interest on Class B Interest Carryover Shortfall                                                                  0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class A Principal Carryover Shortfall from previous period                                                        0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class A Interest Carryover Shortfall from previous period                                                         0.00
Interest on Class A Interest Carryover Shortfall                                                                  0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                              Use       Source      act distributed     Source
                                                                              ---       ------      ---------------     ------

(i)      Standby Fee                                                       4,351.28   6,549,854.42       4,351.28     6,549,854.42
         Servicing Fee (2.0%)                                            348,102.79   6,545,503.14     348,102.79             0.00
         Additional Servicing Fee Amounts                                 19,799.37   6,197,400.35      19,799.37             0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                      0.00   6,177,600.98           0.00
         Unpaid Servicing Fee from prior Collection Periods                    0.00   6,177,600.98           0.00
(ii)     Transition Expenses to Standby Servicer                               0.00   6,177,600.98           0.00
(iii)    Trustee Fee                                                       1,305.39   6,177,600.98       1,305.39
         Trustee's out-of-pocket expenses                                  3,687.16   6,176,295.59       3,687.16
         Unpaid Trustee Fee from prior Collection Periods                      0.00   6,172,608.43           0.00
         Unpaid Trustee's out-of-pocket expenses from prior                    0.00   6,172,608.43           0.00
          Collection Periods
(iv)     Collateral Agent Fee                                              1,305.39   6,172,608.43       1,305.39
         Collateral Agent Expenses                                             0.00   6,171,303.04           0.00
         Unpaid Collateral Agent  Fee from prior Collection                    0.00   6,171,303.04           0.00
          Periods
         Unpaid Collateral Agent Expenses from prior Collection                0.00   6,171,303.04           0.00
          Periods
(v)      Class A Interest Distributable Amount - Unadjusted            1,006,974.36   6,171,303.04   1,006,974.36
         Prior Month(s) Class A Carryover Shortfall                            0.00   5,164,328.68           0.00
         Class A Interest Carryover Shortfall                                  0.00   5,164,328.68           0.00
         Interest on Interest Carryover from Prior Months                      0.00   5,164,328.68           0.00
         Current Month Class A Interest Carryover Shortfall                    0.00   5,164,328.68           0.00
         Class A Interest Distributable Amount                         1,006,974.36   5,164,328.68   1,006,974.36
(vi)     Class B Coupon Interest - Unadjusted                             89,984.57   4,157,354.32      89,984.57
         Class B Interest Carryover Shortfall - Previous Month(s)              0.00   4,067,369.75           0.00
         Interest on B Interest Shortfall - Previous Month(s)                  0.00   4,067,369.75           0.00
         Interest on Interest Carryover from Prior Months                      0.00   4,067,369.75           0.00
         Current Month Class B Interest Shortfall                              0.00   4,067,369.75           0.00
         Adjusted Class B Interest Distributable Amount                   89,984.57   4,067,369.75      89,984.57
(vii)    Class A Principal Distributable Amount - Current Month        2,726,752.34   3,977,385.18   2,726,752.34     3,823,102.08
         Class A Principal Carryover Shortfall - Previous Month(s)             0.00   1,250,632.84           0.00
         Current Month Class A Principal Shortfall                             0.00   1,250,632.84           0.00
         Withdrawl from Spread Account to Cover Shortfall                      0.00   1,250,632.84           0.00
         Class A Principal Distribution Amount                         2,726,752.34   1,250,632.84   1,250,632.84     1,096,349.74
(viii)   Certificate Insurer Premium                                      66,861.38           0.00           0.00
         Certificate Insurer Premium Supplement                                0.00           0.00           0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer                0.00           0.00           0.00
(ix)     Transition Expenses to successor Servicer                             0.00           0.00           0.00
(x)      Class B Principal Distributable Amount - Unadjusted             143,513.28           0.00           0.00
         Class B Principal Carryover Shortfall - Previous Month(s)             0.00           0.00           0.00
         Current Month Class B Principal Carryover Shortfall                   0.00           0.00           0.00
         Adjusted Class B Principal Distributable Amount                 143,513.28           0.00           0.00
(xi)     Remaining amounts to Collateral Agent for deposit in          2,137,217.11           0.00           0.00
          Spread Account
                                                                                              0.00
     Certificate Balance
           Class A Beginning of Period Principal Balance                                                198,418,592.84
                    Class A Principal Distributions                                                       2,726,752.34
           Class A End of Period Principal Balance                                                      195,691,840.50

           Class B Beginning of Period Principal Balance                                                 10,443,083.31
                    Class B Principal Distributable Amount                                                  143,513.28
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                   10,299,570.03
                    Withdrawl from Spread Account to Cover B Shortfalls                                           0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                    10,299,570.03

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                            6,549,854.42
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   1,385,525.74
     (iii) Prior month(s) carryover shortfalls                                                                    0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                        0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                                NO
           Amount Remaining for Further Distribution/(Deficiency)                                         5,164,328.68

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      5,164,328.68
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                  89,984.57
     (iii)  Prior  month(s)  carryover shortfalls                                                                 0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                         0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                    NO
           Amount Remaining for Further Distribution/(Deficiency)                                         5,074,344.11

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     5,074,344.11
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                  2,726,752.34
     (iii) Prior  month(s)  carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                      0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                         NO
           Amount Remaining for Further Distribution/(Deficiency)                                         2,347,591.77

Other Deficiencies - Insurance
     (i)   Amounts available to make payments for insurance                                               2,347,591.77
           Certificate Insurer Premium                                                                       66,861.38
           Certificate Insurer Premium Supplement                                                                 0.00
           Deficiency Amount                                                                                      0.00
           Withdrawl from Spread Account to Cover Deficiency                                                      0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                             NO
           Amount Remaining for Further Distribution/(Deficiency)                                         2,280,730.39

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      2,280,730.39
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                           143,513.28
     (iii) Prior month(s) carryover shortfalls                                                                    0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                             NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                2,137,217.11
           Withdrawl from Spread Account to B PieceCover Shortfalls                                               0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                2,137,217.11

Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                                4,724,000.00
                                  Purchased receivables more than 30 days delinquent                        225,961.33
                                                                                                  ---------------------
                                  Total                                                                   4,949,961.33

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                    229,011,352.03
                    Delinquency Ratio                                                                            2.16%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                  2.16%
                           Delinquency Ratio for second preceding Determination Date                             1.24%
                           Delinquency Ratio for third preceding Determination Date                              0.00%
                                                                                                  ---------------------
                    Average Delinquency Ratio                                                                    1.70%        1.13%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                           0.00
                                  Current Period Defaulted Receivables                                       35,188.51
                                                                                                  ---------------------
                                  Total                                                                      35,188.51

                                  Cumulative Defaulted Receivables                                           35,188.51
                                  Original Pool Balance                                                 211,042,290.56

                    Cumulative Default Ratio                                                                     0.02%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                             4,263.69

                                  Cram Down Losses                                                                0.00
                                  Net Liquidation Proceeds                                                        0.00
                                                                                                  ---------------------
                                  Net Liquidation Losses                                                      4,263.69
                                  Cumulative Previous Net Losses                                              1,195.73
                                                                                                  ---------------------
                                  Cumulative Net Losses                                                       5,459.42
                                  Original Pool Balance                                                 211,042,290.56

                    Cumulative Net Loss Ratio                                                                    0.00%

Additional Pool Information:
           Weighted Average Original Term                                                                        57.46
           Weighted Average Remaining Term                                                                       54.76
           Weighted Average Annual Percentage Rate                                                              20.40%

     Spread Account
           Spread Account Cap
                           13.5% of Outstanding Certificate Balance                                                   27,808,840.42
                           19.5% of Outstanding Certificate Balance                                                   40,168,325.05
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            Y

                    Cap Amount                                                                           61,797,423.16

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       6,331,268.70
                           Outstanding Certificate Balance                                                           205,991,410.53
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                          6,331,268.70

           Required Spread Account Amount                                                                61,797,423.16
           Beginning of Period Spread Account Balance                                                    10,786,688.73
           Spread Account Deposit (Withdrawal) from Current Distributions                                 2,137,217.11
           Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
           Required addition to/(eligible withdrawal from) Spread Account                                48,873,517.32
           Earnings on Spread Account Balance                                                                19,916.01
           Amount of Spread Account deposit (withdrawal)                                                          0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                    0.00
           Net Spread Account Withdrawl to Seller                                                                 0.00
           Ending Spread Account Balance                                                                 12,943,821.85

     Reserve Fund
                    Initial Class B Certificate Balance                                                  10,552,114.40
                    Aggregate Pool Factor                                                                    0.9760670
                    Class B Principal %                                                                          5.00%
                    Have both tests for Reserve Fund reduction been satisfied? (Y/N)                                 N

           Requisite Amount
                           If both tests for reduction have NOT been met, then
                               10% of Original Class B Outstanding Certificate Balance                                 1,055,211.40
                           otherwise
                               10% of Class B Outstanding Certificate Balance                                          1,029,957.00
                           or
                    Cap Amount                                                                            1,055,211.40

           Reserve Fund Floor
                           Outstanding Class B Certificate Balance                                                    10,299,570.03
                           Minimum Floor                                                                                 300,000.00

                    Floor Amount                                                                            300,000.00

           Required Reserve Fund Amount                                                                   1,055,211.40
           Beginning of Period Reserve Fund Balance                                                       1,055,211.40
           Reserve Fund Deposit (Withdrawal) from Current Distributions                                           0.00
           Required addition to/(eligible withdrawal from) Reserve Fund                                           0.00
           Earnings on Reserve Fund Balance                                                                   4,388.02
           Amount of Reserve Fund deposit (withdrawal)                                                            0.00         0.00
           Ending Reserve Fund Balance                                                                    1,059,599.42

IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------


